Sunstone Financial Group, Inc.
                            207 East Buffalo Street
                                   Suite 400
                              Milwaukee, WI 53202
                                 (414) 271-5885

November 25, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:  Wasatch Funds Annual Report
     Filing Pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940
     File Nos. 811-4920; 33-10451

Dear Sir/Madam:

On behalf of Wasatch Funds (the "Funds"), transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Funds' Annual Report to Shareholders for the year ended September 30, 1996.

Questions regarding this filing should be directed to the undersigned.

Sincerely,

/s/ Trudy Snyder
Trudy Snyder
Financial Analyst

TS/kg

Encl.

c:  Venice Edwards
    Michael J. Radmer






                                    WASATCH FUNDS
                                68 South Main Street
                             Salt Lake City, Utah 84101
                                   (800) 551-1700

                         LETTER FROM THE INVESTMENT ADVISOR
                                 SEPTEMBER 30, 1996

     DEAR SHAREHOLDER:

     OVERVIEW OF THE YEAR
     The market has continued to climb throughout the fiscal year ending September 30, 1996. Since January its ascent has been marked by sporadic dips. The most notable of these occurred in June and July. Even so, the Dow Jones Industrial Average recently went over the 6000 mark.

     Market fluctuations, especially since the start of 1996, seemed to be due to investors reacting to news about the economy and the valuation levels in certain sectors of the market. Much of the reaction appeared to center around whether or not the Federal Reserve Board would raise interest rates. The Board's decision to maintain interest rates at current levels has generally been viewed as a sign that the economy is not overheating and that inflation remains in check. This has helped boost investor confidence, keeping the market on its upward track.

     As the market has risen, so have the valuation levels of many of this year's best performing stocks. Wasatch's strategy of purchasing stock in high-quality companies at reasonable prices has gotten progressively more challenging since the end of fiscal 1995. Even though the current environment is not the most favorable for our investment style, we are confident that consistent application of our "growth-at-a-price" strategy will help keep Wasatch Funds on track for producing favorable long-run returns.

     Building portfolios that are filled with good, solid companies that have outstanding long-term growth prospects is the goal of Wasatch Funds. Our process of in-depth, fundamental research has helped us find many exceptional companies. However, even with our many years of stockpicking experience, we occasionally have a quarter or two where companies that fail to meet our expectations can affect the Funds' short-term performance.

     This quarter, performance of the Wasatch equity funds was hampered by the summer's market corrections and an unusually high number of companies that fell short of expectations. We have sold several companies that face challenges that could affect their long-term business outlooks. We continue to hold other companies because we believe the impact of events causing them to miss earnings estimates this quarter will more than likely be short-term. A more detailed explanation of individual companies can be found in the reviews of each Fund.

     As previously mentioned, certain stages of bull markets present challenging stockpicking environments for the research team. Our strategy of investing in high-quality companies at reasonable prices becomes more difficult when many desirable companies are fully- or over-valued. Making sure we pay reasonable prices for companies in Wasatch portfolios is an important part of our long-term strategy. Reasonable to us means that a company's price-to-earnings (P/E) ratio should be roughly equal to how much we think the company's earnings can grow.

     In the long run there is an almost perfect correlation between a company's stock price and its earnings growth. No matter how excellent a company may be, we don't think it makes sense to pay many times beyond the earnings growth prospects. When the overall market corrects, stock prices of excellent companies also fall. Our strategy is to wait and buy the stock when the price comes back in line with the company's earnings growth prospects. Refusing to purchase stock at P/E ratios sky-high above the predicted earnings growth rate hurt the Funds' performance this quarter. However, our experience has shown that not paying up for the sake of short-term gains can help put shareholders ahead in the long run.

                                                                     ANNUALIZED
                                                                   -------------
                                                3RD
     INDEX                                    QUARTER       1 YEAR       5 YEARS
     ---------------------------------------------------------------------------
     S&P 500 Composite                           3.1%        20.3%        15.2%
     S&P MidCap 400 Index                        2.9%        14.0%        15.2%
     Russell 2000 Index                          0.3%        13.1%        15.8%
     Nasdaq Composite Index                      3.5%        17.6%        18.4%
     Lipper Growth Compostie Index               2.8%        13.7%        13.7%
     Lehman Bros. Gov't/Corp. Bond Index         1.8%         4.5%         7.6%



                                                            ANNUALIZED
                                                       -------------------------

                                    3RD                               SINCE
     WASATCH FUNDS                QUARTER   1 YEAR    5 YEARS   COMMENCEMENT<F1>
     --------------------------------------------------------------------------
     Aggressive Equity             (4.2)%    (1.1)%    13.6%          13.7%
     Micro-Cap                     (2.8)%    15.8%        -           42.4%
     Growth                        (1.7)%    12.4%     14.2%          13.2%
     Mid-Cap                       (0.2)%    (2.5)%       -           15.6%
     U.S. Treasury<F2>              0.8%      4.4%      5.7%           7.8%

     <F1> Commencement of operations for the Aggressive Equity, Growth and U.S.
     Treasury Funds is December 6, 1986; for the Mid-Cap Fund, August 16,
     1992; and for the Micro-Cap Fund, June 19, 1995.
     <F2> Formerly Income Fund



     OUTLOOK
     There are few economic signs to indicate excessive strength which could trigger inflation, or weakness which might indicate a recession. Since the underpinning of the market is the economy, the environment should continue to be favorable for investors in the last quarter of 1996. Of course, valuation in certain sectors and industries remains a concern. Wasatch will continue to invest in those sectors that offer the best opportunities to find companies with exceptional long-run growth potential.

     Our 21 years of experience has given us a pretty good idea about the kinds of returns shareholders can realistically expect from their mutual fund investments. For some shareholders, the heightened expectations that come with an extended bull market can make it more difficult to remain focused on realistic long-term returns. Wasatch expects annualized returns to average between 10 and 15 percent over periods of five to ten years. The volatility of some stocks, especially those of smaller companies, can cause returns to fluctuate, sometimes wildly, from month-to-month, quarter-to-quarter and even year-to-year. Our experience indicates that the best way to take the edge off volatility is to invest in good, solid companies, pay reasonable prices for stocks and stay invested through the market's ups and downs.

     At Wasatch Funds our goal is to help shareholders build their nest egg by filling a niche in their investment plan. Our investment strategy uses an intensive research process to identify growing businesses. Ideally, we try to capture increases in the stock price as the company grows and Wall Street recognizes its success. We don't make bets on what the market or the economy will do. We believe that the way to make money in the stock market is to develop a sound investment strategy and apply it consistently in all types of investing environments.

     We want to assure you that we have our eye on the ball. Finding and investing in "America's Best Growth Companies"<F3> remains an excellent investment strategy and is the course we still pursue. We will continue to do our best to help make your investments in Wasatch Funds a rewarding part of your long-term investment plan. We are optimistic about the future. We firmly believe that the Wasatch Funds are strategically positioned to become top performers.

     <F3> These are companies we believe may possess an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed, and have sufficient "headroom" in their markets to double their size in five years.


     WASATCH AGGRESSIVE EQUITY FUND (CLOSED TO NEW INVESTORS)

     REVIEW OF THE QUARTER AND YEAR
     The strength of the Wasatch Aggressive Equity Fund continues to be our disciplined pursuit of the Fund's time-tested strategy of investing in high-quality small capitalization companies at reasonable prices. Some markets reward this strategy more than others. In fact, 1995 was very rewarding. The Fund finished fiscal 1995 up 35.2 percent. This year has proved to be more challenging, in part due to the Fund's valuation sensitivity. In addition, several companies fell short of expectations. The Fund lagged its peers and benchmarks, finishing fiscal 1996 down slightly at minus 1.1 percent. It is not unusual for the Fund to occasionally underperform its peers. In 1988 the Fund fell behind the Russell 2000. In the three years following, the Fund stayed even or outpaced this benchmark. Again in 1992, the Fund lagged the Russell 2000, but outperformed the next three years.

     To help put the Aggressive Equity Fund's performance in perspective, it is important to remember that stock prices of small companies are often subject to wide swings. This can cause the Fund's short-term performance to fluctuate. Rather than focus on the returns of a single quarter or year, we extend our horizon out to between five and ten years. It is Wasatch's goal to outperform the market over time. The Fund is on track to produce the long-run returns we seek. Keep in mind that it is not in the nature of the market or the Fund to move in a straight line. It has been our experience that if we follow our discipline and stay invested, we can achieve our objectives. We encourage you to stay invested and maintain your long-term focus.

     Turning our attention to the third quarter, we noted that particularly during September, many of the Fund's technology holdings gained strength and started to rebound from weakness earlier in the year. Even though our refusal to pay up for overvalued companies hindered performance this quarter, our experience indicates that this strategy can pay off in the long run and has done especially well when the market turns bearish.

     The Fund's largest holding, National Health Investors, Inc. (NHI), continues to be reasonably valued and anchors the portfolio with stable, fairly predictable returns. In fact, the top three holdings all contributed positively. The number two holding, OEA, Inc. (OEA), a manufacturer of airbag initiators and inflators, continues to exceed our expectations. Micrel, Inc. (MCRL), the third largest holding, a maker of highly specialized semiconductor chips for cellular telephones and laptop computers, also was a strong performer.

     We have thrown in the towel on long-time holding Heilig-Meyers Co. (HMY). We had hoped the furniture retailer would follow the path of Wal-Mart, building from a small town base to double its industry. However, furniture retailing has proven to be a much tougher business than Wal-Mart's.

     Kent Electronics Corp. (KNT), a manufacturer of electronic components, met last quarter's expected earnings growth. The company guided analysts to lower estimates this quarter when several large semiconductor customers delayed manufacturing orders. In our opinion, Kent remains an excellent company with opportunities to grow as more companies outsource the manufacturing of electronic components. At this time, however, Kent is largely dependent on semiconductor companies for its ability to grow earnings. Since the outlook for that industry continues to be uncertain, we have decided to move out of the stock.

     Madge Networks, N.V. (MADGF), a provider of multimedia data transmission solutions for local area networks, was a top performing stock last year. This year the company faced some challenges that caused it to miss earnings estimates in the second quarter. In addition, we underestimated the strength of the competition's foothold on the market. Even though Madge has award-winning technology, its biggest competitor, Cisco Systems, has the lion's share of the market. We sold Madge because the company may not be able to gain market share as easily as we once believed.

     We held BMC West Corp. (BMCW), Express Scripts, Inc. (ESRX), Friedman's, Inc. (FRDM) and Nature's Sunshine Products, Inc. (NATR)through recent stock price weakness that we believe is likely to be short-term.

     OUTLOOK
     Wasatch is focused on getting favorable returns over the long run. We are optimistic that the Fund is in an excellent position to accomplish this task. We are excited about the prospects of companies in the portfolio and look forward to capturing increases in the stock prices as these businesses grow and prosper.

     Since its inception in 1986, the Aggressive Equity Fund has followed a disciplined, consistent investment strategy. We continue to apply our strategy of investing in high-quality, small companies at reasonable prices through all types of market and economic environments. In the past this practice has helped many shareholders achieve their long-term financial goals. We are confident it can continue to do so.

     AVERAGE ANNUAL TOTAL RETURN
                                            1 YEAR   5 YEARS  SINCE COMMENCEMENT
     ---------------------------------------------------------------------------
     WASATCH AGGRESSIVE EQUITY FUND          -1.1%    13.6%           13.7%
     ---------------------------------------------------------------------------




                       12/6/86   9/30/87   9/30/88   9/30/89   9/30/90   9/30/91   9/30/92   9/30/93   9/30/94   9/30/95   9/30/96
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Wasatch Aggressive
  Equity Fund          $10,000   $11,760   $10,211   $12,365   $11,063   $18,593   $18,165   $24,655   $26,345   $35,615   $35,225

S&P 500 Composite      $10,000   $13,238   $11,602   $15,431   $14,005   $18,369   $20,399   $23,051   $23,901   $31,010   $37,315

Nasdaq Composite Index $10,000   $12,356   $10,783   $13,152    $9,581   $14,653   $16,221   $21,214   $21,259   $29,022   $34,122







     This chart assumes an initial gross investment of $10,000 made on 12/6/86 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

      The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.

      The Nasdaq Composite Index is an unmanaged market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and ADRs.

     WASATCH AGGRESSIVE EQUITY FUND
     FIVE LARGEST STOCK HOLDINGS-As of September 30, 1996

     COMPANY                                   INDUSTRY          % OF NET ASSETS
     ---------------------------------------------------------------------------
     National Health Investors, Inc. REIT      Real Estate             6.1%
     OEA, Inc.                                 Capital Goods           3.5%
     Micrel, Inc.                              Semiconductors          3.1%
     O'Reilly Automotive, Inc.                 Retail                  3.0%
     United States Cellular Corp.              Telecommunications      3.0%


     WASATCH MICRO-CAP FUND
     Please note as of September 30, 1996, the Micro-Cap Fund was at $94 million in net assets and intends to close to new investors when it reaches $100 million in net assets.

     REVIEW OF THE QUARTER AND YEAR
     The Wasatch Micro-Cap Fund invests in companies that fall into two broad categories. The Fund's major holdings are in the core category. These companies are chosen for their ability to anchor the portfolio with relatively consistent returns. They typically produce annual earnings growth of 15 percent or more. Their potential to produce consistent returns may be partially due to stable demand for products and services. The second category is made up of more aggressive, momentum stocks. These companies are capable of rapid growth, sometimes in excess of 25 percent annually. They can be found in some of the most dynamic industries like technology and health care.

     The Fund has continued upon its chosen investment course throughout fiscal 1996. Overall, it has been a good year for the Fund. Since this time last year, the Micro-Cap Fund has returned 15.8 percent. It is up a solid 42.4 percent since inception in June 1995. Although the Fund finished the third quarter behind its peers, it is still well-positioned to produce the long-run returns Wasatch expects.

     The current environment tends to favor large, expensive, liquid stocks. We say a stock is liquid when it is relatively easy to find a buyer or seller for the company's shares. This summer's corrections have been harder on small company stocks which tend to be less liquid than large cap stocks. Many investors have chosen to put their money in more visible large capitalization names like Coca-Cola, Gillette and Microsoft. These companies have the ability to provide investors with more predictable earnings growth but tend to grow much slower than typical micro-cap companies. With stock prices ranging from 25 to 50 times earnings, Wasatch analysts believe the valuation levels of these large-cap companies are clearly not sustainable. We base our assumption on historical data which indicates that over the long run stock prices tend to follow a company's earnings growth.

     A few of the Fund's holdings have been slow to rebound from earlier price declines. Companies experiencing price drops this quarter were: National Dentex Corp. (NADX), dental laboratories; Sunstone Hotel Investors, Inc.
     (SSI), hotel real estate investment trust; BMC West Corp. (BMCW), building materials retailer; Thompson PBE,Inc. (THOM), distributor of paints and supplies to the auto repair industry; Varsity Spirit Corp. (VARS), producer of cheerleading camps and accessories; and Ambassadors International, Inc.
     (AMIE), operator of international educational travel programs. The long-term business outlooks of these companies appear to be intact. Wasatch analysts are optimistic that stock prices will rebound.

     One company that rebounded strongly in the third quarter was the Fund's largest holding, Micrel, Inc. (MCRL), a maker of analog semiconductors for cellular telephones and laptop computers. Other top performers were:
     Central Financial Acceptance Corp. (CFAC), a specialty consumer lender; K & G Men's Center, Inc. (MENS), a men's discount clothing retailer; and F.Y.I., Inc.(FYII), a document management service provider.

     As valuations on several companies soared, we were happy to sell them and lock in price gains. We profitably sold Diamond Home Services, Inc. (DHMS), Keystone Automotive Industries, Inc. (KEYS) and Datastream Systems, Inc.
     (DSTM).

     Finding reasonably priced companies was less of a concern for the Micro-Cap Fund than any of the other Wasatch Funds. The Fund has an advantage because it invests in the smallest companies. Many are underfollowed by Wall Street analysts. The Wasatch research team can still find excellent opportunities to purchase attractively priced stock in companies that have excellent top management, strongly focused business plans and outstanding growth prospects.

     OUTLOOK
     Wasatch analysts enjoy the excitement of trying to discover micro-cap companies that have the potential to become the market leaders of tomorrow. Many of these excellent, relatively tiny companies get overlooked by other investors. Since micro-cap companies have a hard time making a dent in the performance of large mutual funds, managers usually think they aren't worth the trouble to research.

     Wasatch believes that having a Fund composed entirely of micro-cap names can fill a unique niche in your long-term investment plan. That is why we spend the time and effort trying to unearth potential micro-cap gems. Our hands-on approach to investing is well suited to separating the diamonds from the rocks. To remain focused on the smallest companies and to ensure that they have impact on performance, we intend to close the Fund to new investors when it reaches $100 million in assets. With assets currently at $94 million, the doors will only stay open a little while longer.

     Going into the fourth quarter, analysts have freshened up the Micro-Cap Fund's portfolio by adding exciting new names. We look forward to the potential contributions of Molecular Devices Corp. (MDCC), a leading developer and manufacturer of bioanalytical measurement systems used in life science research, and REMEC, Inc. (REMC), a manufacturer of microwave multi-function modules. REMEC's products are in great demand in the wireless telecommunications market.

     The Wasatch team continues to find excellent companies with a market cap of around $150 million. Many stocks of companies within micro-cap range are attractively priced when compared to overall market valuations. We appreciate your investments in the Wasatch Micro-Cap Fund. We strongly believe the Fund's current holdings have the potential to contribute to the health and success of your long-term investment plan.

     AVERAGE ANNUAL TOTAL RETURN
                                           1 YEAR   5 YEARS  SINCE COMMENCEMENT
     --------------------------------------------------------------------------

     WASATCH MICRO-CAP FUND                  15.8%      N/A            42.4%
     ---------------------------------------------------------------------------


                                      6/19/95        9/30/95        9/30/96
                                      -------        -------        -------
     Wasatch Micro-Cap Fund           $10,000        $13,600        $15,750
     Russell 2000 Index               $10,000        $11,042        $12,353


     This chart assumes an initial gross investment of $10,000 made on 6/19/95 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

      The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small-cap stocks.

     WASATCH MICRO-CAP FUND
     FIVE LARGEST STOCK HOLDINGS-As of September 30, 1996

     COMPANY                                   INDUSTRY          % OF NET ASSETS
     ---------------------------------------------------------------------------
     Micrel, Inc.                              Semiconductors          5.2%
     Sunstone Hotel Investors, Inc. REIT       Real Estate             4.7%
     National Dentex Corp.                     Business Services       4.4%
     Physician Support Systems, Inc.           Health Care Services    4.1%
     Central Financial Acceptance Corp.        Financial Services      3.9%


     WASATCH GROWTH FUND

     REVIEW OF THE QUARTER AND YEAR
     Looking back over the year, the Growth Fund's conservative investment style is holding up well in what continues to be a powerful bull market. Although the Fund's year-to-date performance trails the Lipper Growth Fund Index by about 3 percent, it is worth noting that the Growth Fund beat the Lipper Index by 9 percent last year. A positive indication that the Fund continues to produce the consistent returns we expect is its compound annual return which was just over 13 percent at the end of fiscal 1996, almost the same as it was a year ago.

     The Fund's investment strategy has not changed significantly over the past year. We don't expect many changes in the future. The Fund seeks to invest in small- to mid-sized companies that have the potential to grow consistently and yet still achieve a minimum annual earnings growth target of 15 percent. Companies that are well suited to the Fund's objectives can be found in industries that take advantage of long-term demographic trends. In keeping with the Fund's investment strategy of seeking to capture earnings growth over the long run, the research team is finding exciting companies in telecommunications, health care and contract manufacturing. We believe these industries can benefit from favorable demographics. For example, the aging of the United States population is a demographic trend that can have significant impact on the health care industry well into the next century. Investment opportunities can be found in areas as diverse as herb and vitamin products, extended care facilities and funeral homes.

     While the Growth Fund focuses on capturing favorable long-run returns, this leg of the current bull market seems to be rewarding investors who focus on capturing short-term gains in stock prices. Gains can be driven by positive news about a company's rising short-run estimates. In contrast to the Growth Fund's investment philosophy, this investment style, commonly referred to as "momentum investing" is not as concerned with valuation levels or understanding a company's fundamental business plan. We believe that while momentum investors may get good short-term results, Wasatch's focus on consistently applying the Fund's time-tested strategy in all types of market and economic conditions is the best way to help shareholders achieve their long-term financial objectives.

     For the Growth Fund's portfolio, the Wasatch research team targets stable, well-run companies that can benefit by increasing demand for products and services. Excellent fundamentals can give these companies a competitive advantage that may allow them to grow faster than the typical large-cap company. Companies held by the Fund are also capable of generating consistent earnings growth over a longer time period than typical "momentum investments." Also important to the Fund's investment discipline is the commitment to pay reasonable prices for stocks. It is comforting to know that the Fund's average P/E ratio is only 20 when many momentum stocks have prices of 50 to 100 times earnings.

     Because we invest for the long run, the Growth Fund has historically had low portfolio turnover. The turnover of the Fund continues to be low this year, particularly when compared with the turnover rates of other growth funds. However, we did sell two stocks in the third quarter, Heilig-Meyers Co. (HMY) and Kent Electronics Corp. (KNT), due to fundamental changes that are likely to affect their ability to continue meeting our earnings growth targets.

     In addition, we sold a number of stocks because their P/E ratios had gotten out of range. High valuations allowed the Fund to capture nice profits by selling Equity Corp. International (ECII), Doubletree Corp.
     (TREE) and Seattle Filmworks, Inc. (FOTO).

     Wasatch analysts added only one company to the Fund during the quarter. Telephone and Data Systems, Inc. (TDS) is a conglomerate of telecom businesses. The company provides local telephone services to rural and suburban markets in 29 states and offers radio paging and cellular telephone services in metropolitan areas. We believe that TDS is a superb investment in telecommunications, one of the fastest growing industries in the world. The company has many opportunities and we expect demand for its products and services to increase as the industry grows.

     Strong performers for the third quarter were American Business Information, Inc. (ABII), Expeditors International of Washington, Inc. (EXPD), Green Tree Financial Corp. (GNT), Sanmina Corp. (SANM) and Washington Federal, Inc. (WFSL). Long-time favorite, Loewen Group, Inc. (LWN), rebounded strongly on news of a takeover bid by rival funeral home operator Service Corp.

     The Fund endured disappointing stock price performance from BMC West Corp.
     (BMCW), Express Scripts, Inc. (ESRX), Friedman's, Inc. (FRDM) and Nature's Sunshine Products, Inc. (NATR). We are holding these companies because we believe drops in the stock prices were due to news about events that should not affect their long-term business outlooks.


     OUTLOOK
     We believe the excellent quality of companies held in the Fund, combined with attractive valuations, can result in superior long-run returns. We are enthusiastic about the Fund's opportunities today and in the future. Our time-tested philosophy of investing in high-quality companies and paying reasonable prices for stocks is a sound investment strategy that can help shareholders achieve their long-term financial goals.

     In hopes of providing you with a better yardstick for measuring the Growth Fund's performance we are adding a new benchmark. The current benchmarks are the S&P 500 Composite and the Nasdaq Composite Index. The new index will be the Lipper Growth Fund Index which ranks performance of funds with similar objectives to the Wasatch Growth Fund. While the Nasdaq was once appropriate, it is now largely composed of high technology companies. Given that the Growth Fund normally does not invest in classic technology stocks, we feel the Nasdaq has lost much of its relevance as a benchmark for the Fund. To comply with SEC regulations, the Fund will have three benchmarks this year but Wasatch plans to drop the Nasdaq next year.

     AVERAGE ANNUAL TOTAL RETURN

                                            1 YEAR  5 YEARS   SINCE COMMENCEMENT
     ---------------------------------------------------------------------------
     WASATCH GROWTH FUND                     12.4%     14.2%           13.2%
     ---------------------------------------------------------------------------

                       12/6/86   9/30/87   9/30/88   9/30/89   9/30/90   9/30/91   9/30/92   9/30/93   9/30/94   9/30/95   9/30/96
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

WASATCH GROWTH FUND    $10,000   $11,470    $9,934   $12,080   $11,498   $17,466   $16,836   $20,804   $21,584   $30,167   $33,903
S&P 500 Composite      $10,000   $13,238   $11,602   $15,431   $14,005   $18,369   $20,399   $23,051   $23,901   $31,010   $37,315
Nasdaq Composite
  Index                $10,000   $12,356   $10,783   $13,152    $9,581   $14,653   $16,221   $21,214   $21,259   $29,022   $34,122
Lipper Growth Funds
  Index                $10,000   $12,744   $11,375   $14,855   $12,787   $17,452   $18,793   $22,386   $22,786   $29,178   $33,178



     This chart assumes an initial gross investment of $10,000 made on 12/6/86 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

      The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.

      The Nasdaq Composite Index is an unmanaged market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and ADRs.

      The Lipper Growth Funds Index includes the largest 30 funds which, by prospectus or portfolio practice, normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

     WASATCH GROWTH FUND
     FIVE LARGEST STOCK HOLDINGS-As of September 30, 1996

     COMPANY                                  INDUSTRY           % OF NET ASSETS
     ---------------------------------------------------------------------------
     National Health Investors, Inc. REIT     Real Estate              7.7%
     American Business Information, Inc.      Business Products        6.0%
     Franklin Quest Co.                       Personal Products        5.7%
     Green Tree Financial Corp.               Financial Services       5.2%
     General Nutrition Cos., Inc.             Health Care Products     5.1%



     WASATCH MID-CAP FUND

     REVIEW OF THE QUARTER AND YEAR
     After being a front-runner last year, the Wasatch Mid-Cap Fund lagged most of 1996, along with other mutual funds that have significant technology holdings. The Fund came back strongly late in the third quarter as many technology stocks started to recover. The Mid-Cap Fund is the most aggressive of all the Wasatch Funds. Its strategy is to take large positions in sectors and individual securities that have the best potential for rapid growth. The Fund targets companies growing at 25 percent or more annually. Two sectors that consistently provide excellent opportunities for finding companies that can meet our targeted growth rates are technology and health care. Technology holdings account for almost half of the Fund's portfolio. Health care makes up another 13 percent. This lack of diversification paid off handsomely in 1995. Last year when the technology and health care sectors were booming, the Fund returned 59 percent.

     This year many companies within those same sectors experienced difficulty maintaining previous levels of growth. To explain how a sector can do so well one year and be down the next, it may help to look at the mentality of many investors. Last year was a great year for investments in technology. Companies grew at unprecedented rates. Many investors hoping to cash in on the phenomenal earnings growth rates of technology companies pumped money into the stocks. Then when some companies fell short of expectations, a lot of investors were quick to pull their money out. Stock prices tended to decline across the board even though many companies did not have problems or were not related to the ones that experienced difficulty.

     Two Mid-Cap Fund holdings illustrate how similar companies can be affected when one company has trouble. Kent Electronics Corp. (KNT) and Sanmina Corp. (SANM) are manufacturers of electronic components. Kent makes electronic components for customers in a variety of industries. Sanmina manufactures electronic components for customers primarily in the data and telecommunications industries. Earlier in the year, weakness in the semiconductor industry caused several of Kent's large customers to delay manufacturing orders. Kent guided analysts to lower earnings estimates and the stock price declined substantially. In keeping with our discipline of selling companies that lose momentum, we sold Kent in the Mid-Cap Fund. Investors feared that Sanmina could have similar problems so its stock price declined too. Since Sanmina sells to a different customer base, its earnings were not affected by the semiconductor slowdown. Sanmina's stock price has since rebounded and helped contribute to the Fund's burst of performance in September.

     Other companies that contributed to the Fund's strong comeback in September were: Aspen Technologies, Inc. (AZPN), ETEC Systems, Inc. (ETEC), Green Tree Financial Corp. (GNT) and Synopsys, Inc. (SNPS).

     Wasatch's decision in the second quarter to increase positions in semiconductor companies that make highly specialized chips paid off during the third quarter. Stock prices have been weak throughout the semiconductor industry this year due to excess inventory and competitive pricing. This environment created opportunities to invest in some high-quality semiconductor names that could rebound quickly from industry problems. Two proprietary chipmakers held by the Fund ranked among the third quarter's top performers. The companies were: Microchip Technology, Inc. (MCHP), maker of programmable 8-bit microcontrollers and other specialty memory products; and Micrel, Inc. (MCRL), maker of analog semiconductors for cellular telephones and laptop computers.

     Strength in technology was somewhat offset by poor performance in health care. The Fund's largest holding, Express Scripts, Inc. (ESRX), is a pharmacy benefits manager for health care organizations. Recent news about Express Scripts caused its stock to drop which adversely affected this quarter's performance. FHP, the company's largest customer, announced that they intend to be acquired by Pacificare. Investors logically fear that FHP won't renew its contract with Express Scripts since Pacificare has an internal pharmacy benefits manager. Wasatch analysts don't believe that the loss of FHP will be a major setback for Express Scripts. The company is pursuing other contracts and has new products that should help make up for any lost business. We are holding our position in Express Scripts. Wasatch believes this is an unusual event that doesn't reflect negatively on the company's operations or long-term growth potential.

     OUTLOOK
     The Mid-Cap Fund will continue to have high turnover of companies in the portfolio, although we don't expect the turnover rate to always be as high as it was in the third quarter. Our discipline dictates that we seek to replace companies fairly quickly if they fail to meet our expectations. The research team's goal is to keep the portfolio filled with companies growing 25 percent or more annually. Right now the Fund is in excellent shape. We are excited by the growth possibilities of recently added companies. The outlook is improving and stock prices on many previously depressed technology holdings have been moving up again.

     We will continue to invest heavily in those sectors, like technology and health care, where we have the most stockpicking expertise and expect to find the highest growth rates. Attempting to capture growth rates that exceed 25 percent is an aggressive goal and can contribute to the Mid-Cap Fund's volatility. We believe the rewards of this strategy can be higher average returns over the long run. It has been our experience that time flattens the effects of volatility. That is why it's important to stay invested and remain focused on your goals.

     The Mid-Cap Fund's investment discipline is unchanged. Adhering consistently to the Fund's strategy of finding and investing in rapidly growing companies through all types of market and economic environments helps position the Fund to get excellent returns for shareholders over the long run. The Mid-Cap Fund's goal is to be a successful and important part of your long-term investment plan.

     AVERAGE ANNUAL TOTAL RETURN

                                            1 YEAR   5 YEARS  SINCE COMMENCEMENT
     ---------------------------------------------------------------------------
     WASATCH MID-CAP FUND                    -2.5%      N/A            15.6%
     ---------------------------------------------------------------------------


                           8/16/92 9/30/92   9/30/93   9/30/94  9/30/95  9/30/96
                           ------- -------   -------   -------  -------  -------

     Wasatch Mid-Cap Fund  $10,000  $9,930   $10,511   $11,021  $18,653  $18,179
     S&P 500 Composite     $10,000  $9,910   $11,199   $11,612  $15,066  $18,129
     S&P MidCap 400 Index  $10,000 $10,000   $12,404   $12,603  $15,850  $18,069



     This chart assumes an initial gross investment of $10,000 made on 8/16/92 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

      The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.

      The S&P MidCap 400 Index is an unmanaged capitalization weighted total return index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

     WASATCH MID-CAP FUND
     FIVE LARGEST STOCK HOLDINGS-As of September 30, 1996

     COMPANY                               INDUSTRY              % OF NET ASSETS
     ---------------------------------------------------------------------------
     Express Scripts, Inc., Class A        Health Care Services        7.2%
     Microchip Technology, Inc.            Semiconductors              6.2%
     Micrel, Inc.                          Semiconductors              5.8%
     Green Tree Financial Corp.            Financial Services          5.4%
     Sanmina Corp.                         Business Services           5.4%


     WASATCH-HOISINGTON U.S. TREASURY FUND
     (FORMERLY WASATCH INCOME FUND)

     REVIEW OF THE QUARTER AND YEAR
     Fiscal 1996 has been a year of change for the Wasatch Income Fund. In the second quarter, shareholders and the Board of Directors approved changes in the Fund's investment objectives and management. The Fund then became the "Wasatch-Hoisington U.S. Treasury Fund" ("U.S. Treasury Fund").

     Hoisington Investment Management Company took over making the day-to-day investment decisions for the Fund in June. Hoisington focuses on investing in U.S. Treasury securities for the Fund's portfolio. Since the changes were adopted, the Fund's investment strategy has been to attempt to get returns for shareholders that are better than the rate of inflation. The key to accomplishing this goal, Hoisington believes, is the maturity of securities held in the Fund. When the economy is stable or when news about the economy is bearish, the Fund will usually be invested in securities of maximum duration. When inflation and rising interest rates point to excessive economic strength, the Fund may go to very short maturities.

     It is our belief that the Fund's current strategy will make it a better vehicle for shareholders desiring capital appreciation and income from their fixed income investments. If you have questions or would like to receive more information, please call Wasatch Funds at 1-800-551-1700.

     Unlike the Wasatch equity funds, investment decisions for the U.S. Treasury Fund are based on analysis of the U.S. economy. In the third quarter, evidence of slower economic growth supported the manager's decision to stay invested in long-term U.S. Treasury securities. Long-term Treasury bond yields fluctuated in a wide range in the third quarter, reaching as high as
     7.25 percent and as low as 6.7 percent. However, yields were essentially unchanged at 6.9 percent at the end of September, similar to the June 30 levels. The reasons for the fluctuation were the varying views of investors on the strength of the U.S. economy and uncertainty about whether or not Federal Reserve Board authorities would raise interest rates.

     The U.S. Treasury Fund was up slightly at 0.8 percent in the quarter. The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index ended the quarter up 1.8 percent.

     OUTLOOK
     During their early October meeting, Federal Reserve Board authorities decided that the forward-looking indicators for the U.S. economy were quickly decelerating, and that slower growth was evident in the third quarter. Further, despite some worries of rising wage pressures, inflation indicators were quite stable. As a consequence, the Federal Reserve decided to hold rates steady. It is apparent that the economy's growth slowed to the 2 percent range in the third quarter, versus the 4.8 percent annualized growth rate in the second quarter. It is expected that this rapidly decelerating trend in growth will continue into the fourth quarter of the year, and that the economy will register less than 1 percent expansion in the fourth quarter. If this trend continues, long- and short-term interest rates are likely to decline noticeably over the remainder of 1996 and 1997.

     With indicators pointing to continued economic stability, the Fund's manager feels comfortable with the decision to stay invested in long-term U.S. Treasury securities.

     AVERAGE ANNUAL TOTAL RETURN

                                          1 YEAR    5 YEARS   SINCE COMMENCEMENT
     ---------------------------------------------------------------------------
     WASATCH-HOISINGTON
       U.S. TREASURY FUND                    4.4%      5.7%            7.8%



                        12/6/86    9/30/87   9/30/88   9/30/89   9/30/90   9/30/91   9/30/92  9/30/93   9/30/94  9/30/95  9/30/96
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
WASATCH-HOISINGTON U.S.
 TREASURY FUND           $10,000    $10,190   $11,295   $12,707   $13,325   $15,823   $17,158  $17,810   $18,078  $19,970  $20,852
Lehman Bros. Gov't./Corp.
  Bond Index             $10,000     $9,700   $10,938   $12,177   $12,999   $15,061   $17,053  $18,994   $18,207  $20,819  #21,758



     This chart assumes an initial gross investment of $10,000 made on 12/6/86 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

      The Lehman Brothers Government/Corporate Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the Index. Securities included in the Index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding principal value of $50 million; and minimum quality rating of BBB by Standard & Poor's or Baa by Moody's.

     WRAPPING UP
     Wasatch Funds' investment strategy is unchanged. We continue to follow our chosen investment course because we believe it is well-grounded in sound investment principles and hands-on analysis. This tried and true method was designed with the best interests of our shareholders at heart.

     At Wasatch, we know we have little control over the market or the economy. We concentrate instead on doing what we do best-finding and investing in "America's Best Growth Companies." We also try to pay reasonable prices for the stocks we buy. Our "growth-at-a-price" philosophy has helped the Funds to do well in the past. We believe it also holds a key to getting favorable long-run returns in the future.

     Investing is an ongoing learning experience. The Wasatch research team continually refines the stockpicking process, looking for better ways to evaluate companies and minimize mistakes. An important part of the process is to remain focused on the big picture. In stock investing, we believe the companies that underlie the equities are the biggest part of the big picture. We remind ourselves that by investing in securities we are really buying a piece of a company. Therefore, we try to gain a thorough understanding of the factors affecting each company.

     We take the stewardship of our shareholders' assets very seriously. We appreciate the confidence and trust you have shown by investing your assets in Wasatch Funds. While we can't promise that returns will be up every quarter, we can promise that we will do our best to try to get returns over the long run that will help you achieve your investment objectives.

     We welcome the opportunity to talk to you. If you have questions or comments, please call us at 1-800-551-1700. Once again, thank you for investing in Wasatch Funds.

     Sincerely,

     /s/Samuel S. Stewart, Jr.
     -------------------------


     Samuel S. Stewart, Jr.
     Chairman of the Board

     RESULTS OF THE SPECIAL SHAREHOLDER MEETING
     A special meeting of the shareholders of the Wasatch Income Fund (the "Fund") was held on June 21, 1996.

     The matters voted on by the shareholders of record as of May 15, 1996 and the results of the shareholders' vote at the June 21, 1996 meeting were as follows:

     A. Approval of an amendment to the Advisory and Service Contract between the Fund and Wasatch Advisors, Inc. (the "Adviser") authorizing the Adviser to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to the Fund.

                    For              Against                Abstain
                 --------           ---------              ---------
                 324,064               933                  20,732

     B. Approval of a sub-advisory agreement between the Adviser and Hoisington Investment Management Company ("Hoisington") pursuant to which Hoisington would direct the investment of the Fund's assets and be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets.

                    For              Against                Abstain
                 --------           ---------             ----------
                 323,380              1,617                 20,732

     C.   Approval of a modification to the investment objectives of the Fund.

                    For              Against                Abstain
                 --------           ---------             ----------
                 324,064               933                  20,732

     D. Approval of an amendment to the Fund's fundamental investment restrictions to allow it to lend portfolio securities.

                    For              Against                Abstain
                 --------           ---------             ----------
                 311,844             12,252                 21,634



     AGGRESSIVE EQUITY FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     COMMON STOCKS 94.5%
                     BUSINESS PRODUCTS 7.4%
        361,950      American Business Information, Inc.<F4>     $  6,515,100
        401,512      BMC West Corp.<F4>                             5,570,979
        660,950      Thompson PBE, Inc.<F4>                         6,609,500
                                                                -------------
                                                                   18,695,579
                                                                -------------
                     BUSINESS SERVICES 7.3%
        125,950      Altron, Inc.<F4>                               1,700,325
        181,625      Barrett Business Services, Inc.<F4>            2,906,000
        136,000      F.Y.I., Inc.<F4>                               2,720,000
        228,000      National Dentex Corp.<F4>                      4,360,500
         90,000      Rental Service Corp.                           1,946,250
        118,700      Sanmina Corp.<F4>                              4,777,675
                                                                -------------
                                                                   18,410,750
                                                                -------------

                     COMMUNICATION PRODUCTS 0.7%
         66,500      Hummingbird Communications Ltd.<F4>            1,911,875
                                                                -------------

                     COMMUNICATION SERVICES 1.0%
        118,600      Data Transmission Network Corp.<F4>            2,490,600
                                                                -------------

                     COMPUTER SOFTWARE 7.7%
         62,200      Aspen Technologies, Inc.<F4>                   4,214,050
        124,300      Learning Co., Inc.<F4>                         2,408,313
        177,000      Mercury Interactive Corp.<F4>                  2,455,875
        269,900      Phoenix Technologies Ltd.<F4>                  4,655,775
         75,950      Synopsys, Inc.<F4>                             3,503,194
        130,500      Tecnomatix Technologies Ltd.<F4>               2,267,437
                                                                -------------
                                                                   19,504,644
                                                                -------------


                     COMPUTER SYSTEMS & COMPONENTS 2.6%
        260,900      Active Voice Corp.<F4>                         2,869,900
         75,600      C.P. Clare Corp.                                 704,025
         70,950      Digitran Systems, Inc.<F4>                             1
         40,000      Drexler Technology Corp.<F4><F5>                 463,250
         75,000      Eltron International, Inc.<F4>                 2,428,125
                                                                -------------
                                                                    6,465,301
                                                                -------------

     AGGRESSIVE EQUITY FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

     NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                    FINANCIAL SERVICES 0.9%
         98,800     Central Financial Acceptance Corp.<F4>       $  1,908,075
         75,286     World Acceptance Corp.<F4>                        442,305
                                                                -------------
                                                                    2,350,380
                                                                -------------

                    HEALTH CARE PRODUCTS 7.0%
        166,650     Bio-Plexus, Inc.<F4>                            1,291,537
        267,900     Epitope, Inc.<F4>                               3,717,112
         93,500     Mentor Corp.                                    2,571,250
        173,000     Molecular Devices Corp.<F4>                     1,816,500
        279,806     Nature's Sunshine Products, Inc.                4,896,605
        147,600     Techne Corp.<F4>                                3,450,150
                                                                -------------
                                                                   17,743,154
                                                                -------------

                    HEALTH CARE SERVICES 9.2%
        167,325     Corvel Corp.<F4>                                5,082,497
        199,050     Express Scripts, Inc., Class A<F4>              7,215,562
        130,150     HealthCor Holdings, Inc.<F4>                    1,578,069
        259,200     Home Health Corp. of America<F4>                3,110,400
        154,925     Phamis, Inc.<F4>                                2,594,994
        154,100     Physician Support Systems, Inc.<F4>             3,736,925
                                                                -------------
                                                                   23,318,447
                                                                -------------


                     PERSONAL PRODUCTS 3.6%
        318,700      Franklin Quest Co.<F4>                         5,975,625
        194,824      Varsity Spirit Corp.                           3,068,478
                                                                -------------
                                                                    9,044,103
                                                                -------------

                     PERSONAL SERVICES 2.9%
         83,600      Equity Corp. International<F4>                 2,654,300
        158,000      Fortress Group, Inc.<F4>                       1,303,500
        153,100      Seattle Filmworks, Inc.<F4>                    3,368,200
                                                                -------------
                                                                    7,326,000
                                                                -------------

                     REAL ESTATE 8.1%
        464,300      National Health Investors, Inc. REIT          15,496,012
        116,025      Oasis Residential, Inc. REIT                   2,538,047



     AGGRESSIVE EQUITY FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------


                     REAL ESTATE 8.1% (CONT'D.)
        256,350      Sunstone Hotel Investors, Inc. REIT          $ 2,595,544
                                                                -------------
                                                                   20,629,603
                                                                -------------

                     RETAIL 12.8%
         76,850      Buckle, Inc. (The)<F4>                         2,439,987
         67,150      Doubletree Corp.<F4>                           2,677,606
        115,500      Fine Host Corp.<F4>                            1,848,000
        242,600      Friedman's, Inc.<F4>                           4,548,750
        340,500      General Nutrition Cos., Inc.<F4>               5,980,031
         35,300      K & G Men's Center, Inc.<F4>                     891,325
        221,150      O'Reilly Automotive, Inc.<F4>                  7,629,675
        124,000      Marks Bros. Jewelers, Inc.<F4>                 3,348,000
         62,350      St. John Knits, Inc.                           3,125,294
                                                                -------------
                                                                   32,488,668
                                                                -------------
                     SEMICONDUCTORS 7.9%
        132,900      Lattice Semiconductor Corp.<F4>                3,837,487
        328,000      Micrel, Inc.<F4>                               7,790,000
        153,200      Microchip Technology, Inc.<F4>                 5,725,850
         87,600      Photronics, Inc.<F4>                           2,715,600
                                                                -------------
                                                                   20,068,937
                                                                -------------
                     TELECOMMUNICATIONS 8.8%
        188,190      Century Telephone Enterprises                  6,469,014
        275,150      Intercel, Inc.<F4>                             5,778,150
        173,000      REMEC, Inc.<F4>                                2,443,625
        250,490      United States Cellular Corp.<F4>               7,577,323
                                                                -------------
                                                                   22,268,112
                                                                -------------

                     TRANSPORTATION 2.4%
        170,950      Expeditors International of Washington, Inc.    6,025,988
                                                                -------------
                     OTHER 4.2%
         62,300      Cinar Films, Inc., Class B Sub VTG<F4>         1,623,694
        225,600      OEA, Inc.                                      8,967,600
                                                                -------------
                                                                   10,591,294
                                                                -------------


     AGGRESSIVE EQUITY FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     Total Common Stocks
                     (cost $196,099,901)                         $239,333,435
                                                                -------------



                     CONVERTIBLE BONDS 1.4%
      1,433,000      National HealthCare L.P., 6.00%, 7/1/00        3,586,082
                                                                -------------
                     Total Convertible Bonds
                     (cost $2,751,360)                              3,586,082
                                                                -------------
                     PREFERRED STOCK 0.0%
         12,500      Digitran Systems, Inc.                                 1
                                                                -------------

                     Total Preferred Stock
                     (cost $95,729)                                         1
                                                                -------------



      PRINCIPAL
       AMOUNT
     ----------
                     SHORT-TERM INVESTMENTS 4.0%
                     (Variable Rate)

     $10,138,011     UMB Bank Money Market Fiduciary               10,138,011
                                                                -------------

                     Total Short-Term Investments
                     (cost $10,138,011)                            10,138,011
                                                                -------------

                     Total Investments 99.9%
                     (cost $209,085,001)                          253,057,529

                     Cash and Other Assets,
                     less Liabilities 0.1%                            261,458
                                                                -------------

                     NET ASSETS 100.0%                           $253,318,987
                                                                =============
                     <F4> Non-income producing
                     <F5> Restricted security - See Note 7
                     See notes to financial statements.





     MICRO-CAP FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     --------------------------------------------------------------------------
                     COMMON STOCKS 90.4%

                     BUSINESS PRODUCTS 7.8%
        265,374      BMC West Corp.<F6>                            $3,682,064
        367,200      Thompson PBE, Inc.<F6>                         3,672,000
                                                                -------------
                                                                    7,354,064
                                                                -------------

                     BUSINESS SERVICES 9.9%
         37,875      Barrett Business Services, Inc.<F6>              606,000
         93,000      Electrostar, Inc.<F6>                          1,092,750
        172,000      F.Y.I., Inc.<F6>                               3,440,000
        216,950      National Dentex Corp.<F6>                      4,149,169
                                                                -------------
                                                                    9,287,919
                                                                -------------

                     COMMUNICATION SERVICES 2.0%
         86,400      Data Transmission Network Corp.<F6>            1,814,400
                                                                -------------

                     COMPUTER SOFTWARE 6.1%
        131,000      Phoenix Technologies Ltd.<F6>                  2,259,750
        185,500      Restrac, Inc.<F6>                              3,478,125
                                                                -------------
                                                                    5,737,875
                                                                -------------

                     COMPUTER SYSTEMS & COMPONENTS 1.9%
         56,850      Active Voice Corp.<F6>                           625,350
         30,000      C.P. Clare Corp.<F6>                             279,375
         75,200      Pinnacle Systems, Inc.<F6>                       921,200
                                                                -------------
                                                                    1,825,925
                                                                -------------

                     FINANCIAL SERVICES 6.7%
        192,000      Central Financial Acceptance Corp.<F6>         3,708,000
        102,000      Fortress Group, Inc.<F6>                         841,500
        102,500      Rockford Industries, Inc.<F6>                  1,768,125
                                                                -------------
                                                                    6,317,625
                                                                -------------

                     HEALTH CARE PRODUCTS 8.8%
         38,000      Anesta Corp.<F6>                                 536,750
         38,000      Bio-Plexus, Inc.<F6>                             294,500
        171,000      Epitope, Inc.<F6>                              2,372,625


     MICRO-CAP FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

      NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     HEALTH CARE PRODUCTS 8.8% (cont'd.)
        285,000      Molecular Devices Corp.<F6>                 $  2,992,500
         90,550      Techne Corp.<F6>                               2,116,606
                                                                -------------
                                                                    8,312,981
                                                                -------------

                     HEALTH CARE SERVICES 10.5%
         56,300      Corvel Corp.<F6>                               1,710,112
         43,000      HealthCor Holdings, Inc.<F6>                     521,375
        229,700      Home Health Corp. of America<F6>               2,756,400
         60,200      Phamis, Inc.<F6>                               1,008,350
        158,500      Physician Support Systems, Inc.<F6>            3,843,625
                                                                -------------
                                                                    9,839,862
                                                                -------------
                     PERSONAL PRODUCTS 5.7%
        346,000      Successories, Inc.<F6>                         1,989,500
        212,299      Varsity Spirit Corp.                           3,343,709
                                                                -------------
                                                                    5,333,209
                                                                -------------

                     PERSONAL SERVICES 5.6%
        293,200      Ambassadors International, Inc.<F6>            2,565,500
         28,200      Equity Corp. International<F6>                   895,350
         81,050      Seattle Filmworks, Inc.<F6>                    1,783,100
                                                                -------------
                                                                    5,243,950
                                                                -------------

                     REAL ESTATE 4.7%
        434,200      Sunstone Hotel Investors, Inc. REIT            4,396,275
                                                                -------------

                     RETAIL 11.6%
         36,300      Buckle, Inc. (The)<F6>                         1,152,525
         77,500      Fine Host Corp.<F6>                            1,240,000
         90,700      Friedman's, Inc.<F6>                           1,700,625
         89,635      Harold's Stores, Inc.<F6>                      1,277,299
        138,600      K & G Men's Center, Inc.<F6>                   3,499,650
         57,600      O'Reilly Automotive, Inc.<F6>                  1,987,200
                                                                -------------
                                                                   10,857,299
                                                                -------------

                     SEMICONDUCTORS 5.2%
        207,500      Micrel, Inc.<F6>                               4,928,125
                                                                -------------


     MICRO-CAP FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     TELECOMMUNICATIONS 3.1%
         98,918      REMEC, Inc.<F6>                             $  1,397,217
        148,000      Rural Cellular Corp., Class A<F6>              1,554,000
                                                                -------------
                                                                    2,951,217
                                                                -------------
                     TRANSPORTATION 0.8%
         85,500      USA Truck, Inc.<F6>                              758,813
                                                                -------------

                     Total Common Stocks
                     (cost $78,526,427)                            84,959,539
                                                                -------------





     PRINCIPAL
      AMOUNT
    ----------
                     SHORT-TERM INVESTMENTS 8.9%
                     (Variable Rate)
     $8,341,461      UMB Bank Money Market Fiduciary                8,341,461
                                                                -------------
                     Total Short-Term Investments
                     (cost $8,341,461)                              8,341,461
                                                                -------------
                     Total Investments 99.3%
                     (cost $86,867,888)                            93,301,000

                     Cash and Other Assets,
                     less Liabilities 0.7%                            702,754
                                                                -------------
                     NET ASSETS 100.0%                            $94,003,754
                                                                =============
                     <F6>Non-income producing
                        See notes to financial statements.



     GROWTH FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     COMMON STOCKS 90.6%

                     BUSINESS PRODUCTS 11.1%
        349,375      American Business Information, Inc.<F7>     $  6,288,750
        209,910      BMC West Corp.<F7>                             2,912,501
        240,000      Thompson PBE, Inc.<F7>                         2,400,000
                                                                -------------
                                                                   11,601,251
                                                                -------------

                     BUSINESS SERVICES 5.8%
        106,000      Altron, Inc.<F7>                               1,431,000
         21,500      Kent Electronics Corp.<F7>                       464,937
        126,700      National Dentex Corp.<F7>                      2,423,137
         42,900      Sanmina Corp.<F7>                              1,726,725
                                                                -------------
                                                                    6,045,799
                                                                -------------

                     COMPUTER SYSTEMS & COMPONENTS 0.0%
         18,100      Digitran Systems, Inc.<F7>                             1
                                                                -------------

                     FINANCIAL SERVICES 9.8%
          5,000      Franklin Savings Assn.<F7>                             1
        137,350      Green Tree Financial Corp.                     5,390,986
        190,189      Washington Federal, Inc.                       4,493,215
         60,000      World Acceptance Corp.<F7>                       352,500
                                                                -------------
                                                                   10,236,702
                                                                -------------

                     HEALTH CARE PRODUCTS 5.9%
         38,000      Medtronic, Inc.                                2,436,750
         34,500      Mentor Corp.                                     948,750
         51,020      Nature's Sunshine Products, Inc.                 892,850
         77,750      Techne Corp.<F7>                               1,817,406
                                                                -------------
                                                                    6,095,756
                                                                -------------

                     HEALTH CARE SERVICES 6.2%
         68,900      Corvel Corp.<F7>                               2,092,838
        119,600      Express Scripts, Inc., Class A<F7>             4,335,500
                                                                -------------
                                                                    6,428,338
                                                                -------------


     GROWTH FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     PERSONAL PRODUCTS 7.4%
        316,900      Franklin Quest Co.<F7>                      $  5,941,875
        110,200      Varsity Spirit Corp.                           1,735,650
                                                                -------------
                                                                    7,677,525
                                                                -------------
                     PERSONAL SERVICES 3.0%
         73,500      Loewen Group, Inc.                             3,077,812
              1      Seattle Filmworks, Inc.<F7>                           22
                                                                -------------
                                                                    3,077,834
                                                                -------------

                     REAL ESTATE 14.6%
        240,200      National Health Investors, Inc. REIT           8,016,675
        136,200      Oasis Residential, Inc. REIT                   2,979,375
        420,400      Sunstone Hotel Investors, Inc. REIT            4,256,550
                                                                -------------
                                                                   15,252,600
                                                                -------------
                     RETAIL 15.2%
         42,300      Buckle, Inc. (The)<F7>                         1,343,025
        101,600      Friedman's, Inc.<F7>                           1,905,000
        302,600      General Nutrition Cos., Inc.<F7>               5,314,413
         90,000      Marks Bros. Jewelers, Inc.<F7>                 2,430,000
        103,950      O'Reilly Automotive, Inc.<F7>                  3,586,275
         25,800      St. John Knits, Inc.                           1,293,225
                                                                -------------
                                                                   15,871,938
                                                                -------------



                     TELECOMMUNICATIONS 5.9%
         93,738      Century Telephone Enterprises                  3,222,227
         73,000      Telephone and Data Systems, Inc.               2,938,250
                                                                -------------
                                                                    6,160,477
                                                                -------------

                     TRANSPORTATION 2.4%
         71,800      Expeditors International of Washington, Inc.   2,530,950
                                                                -------------
                     OTHER 3.3%
         87,500      OEA, Inc.                                      3,478,125
                                                                -------------
                     Total Common Stocks
                     (cost $86,213,005)                            94,457,296
                                                                -------------


     GROWTH FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     CONVERTIBLE BONDS 2.7%

      1,105,000      National HealthCare L.P., 6.00%, 7/1/00     $  2,765,262
                                                                -------------
                     Total Convertible Bonds
                     (cost $2,233,270)                              2,765,262
                                                                -------------

     PRINCIPAL
      AMOUNT
     ---------
                     WARRANTS 0.0%
         $    1      Cherokee, Inc., Series C                               1
                                                                -------------

                     Total Warrants
                     (cost $6)                                              1
                                                                -------------



                     SHORT-TERM INVESTMENTS 5.5%
                     (Variable Rate)

      5,726,639      UMB Bank Money Market Fiduciary                5,726,639
                                                                -------------
                     Total Short-Term Investments
                     (cost $5,726,639)                              5,726,639
                                                                -------------
                     Total Investments 98.8%
                     (cost $94,172,920)                           102,949,198

                     Cash and Other Assets,
                     less Liabilities 1.2%                          1,287,444
                                                                -------------
                     NET ASSETS 100.0%                           $104,236,642
                                                                =============
                     <F7>Non-income producing
                     See notes to financial statements.



     MID-CAP FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     COMMON STOCKS 97.5%

                     BUSINESS SERVICES 5.4%
        173,000      Sanmina Corp.<F8>                           $  6,963,250
                                                                -------------

                     COMPUTER SOFTWARE 26.0%
         90,975      Aspen Technologies, Inc.<F8>                   6,163,556
        249,700      Learning Co., Inc.<F8>                         4,837,937
        189,000      Mercury Interactive Corp.<F8>                  2,622,375
         71,200      Parametric Technology Corp.<F8>                3,515,500
        331,150      Phoenix Technologies Ltd.<F8>                  5,712,338
        141,500      Synopsys, Inc.<F8>                             6,526,688
        233,950      Tecnomatix Technologies Ltd.<F8>               4,064,881
                                                                -------------
                                                                   33,443,275
                                                                -------------

                     COMPUTER SYSTEMS & COMPONENTS 7.4%
        123,500      American Power Conversion Corp.<F8>            1,806,188
         85,000      Drexler Technology Corp.<F8><F9>                 984,406
        134,000      Eltron International, Inc.<F8>                 4,338,250
        198,800      Pinnacle Systems, Inc.<F8>                     2,436,525
                                                                -------------
                                                                    9,565,369
                                                                -------------
                     FINANCIAL SERVICES 5.4%
        177,400      Green Tree Financial Corp.                     6,962,950
                                                                -------------

                     HEALTH CARE PRODUCTS 4.3%
         48,500      Mentor Corp.                                   1,333,750
        241,750      Nature's Sunshine Products, Inc.               4,230,625
                                                                -------------
                                                                    5,564,375
                                                                -------------

                     HEALTH CARE SERVICES 11.4%
        255,325      Express Scripts, Inc., Class A<F8>             9,255,531
        116,475      Home Health Corp. of America<F8>               1,397,700
        166,100      Physicians Resource Group, Inc.<F8>            3,924,113
                                                                -------------
                                                                   14,577,344
                                                                -------------

                     PERSONAL PRODUCTS 1.3%
         43,000      CUC International, Inc.<F8>                    1,714,625
                                                                -------------


     MID-CAP FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

       NUMBER
     OF SHARES                                                          VALUE
     ------------------------------------------------------------------------

                     PERSONAL SERVICES 3.3%
        191,350      Seattle Filmworks, Inc.<F8>                 $  4,209,700
                                                                -------------

                     RETAIL 6.8%
        283,000      Friedman's, Inc.<F8>                           5,306,250
         97,850      O'Reilly Automotive, Inc.<F8>                  3,375,825
                                                                  -----------
                                                                    8,682,075
                                                                -------------

                     SEMICONDUCTORS 14.1%
         78,400      ETEC Systems, Inc.<F8>                         2,665,600
        316,100      Micrel, Inc.<F8>                               7,507,375
        213,000      Microchip Technology, Inc.<F8>                 7,960,875
                                                                -------------
                                                                   18,133,850
                                                                -------------

                     TELECOMMUNICATIONS 7.8%
        205,875      Intercel, Inc.<F8>                             4,323,375
        186,170      United States Cellular Corp.<F8>               5,631,642
                                                                -------------
                                                                    9,955,017
                                                                -------------

                     OTHER 4.3%
        139,000      OEA, Inc.                                      5,525,250
                                                                -------------


                     Total Common Stocks
                     (cost $108,068,012)                          125,297,080
                                                                -------------

     PRINCIPAL
      AMOUNT
     ---------
                     SHORT-TERM INVESTMENTS 2.8%
                     (Variable Rate)

     $3,608,143      UMB Bank Money Market Fiduciary                3,608,143
                                                                -------------
                     Total Short-Term Investments
                     (cost $3,608,143)                              3,608,143
                                                                -------------



     MID-CAP FUND SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 1996

                                                                        VALUE
      -----------------------------------------------------------------------

                     Total Investments 100.3%
                     (cost $111,676,155)                         $128,905,223
                                                                -------------

                     Liabilities, less
                     Cash and Other Assets (0.3%)                   (414,893)
                                                                -------------
                     NET ASSETS 100.0%                           $128,490,330
                                                                =============

                     <F8> Non-income producing
                     <F9> Restricted security - See Note 7

     See notes to financial statements.



     WASATCH-HOISINGTON U.S. TREASURY FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996

     PRINCIPAL
       AMOUNT                                                           VALUE
     ------------------------------------------------------------------------
                     U.S. GOVERNMENT OBLIGATIONS 94.9%
     $3,750,000      U.S. Treasury Bond,
                     6.25%, 8/15/23                                $3,390,188
      1,800,000      U.S. Treasury Bond,
                     7.50%, 11/15/24                                1,902,870
      1,205,000      U.S. Treasury Bond,
                     6.875%, 8/15/25                                1,186,298
        650,000      U.S. Treasury Bond,
                     6.00%, 2/5/26                                    571,564
                                                                -------------
                     Total U.S. Government Obligations
                     (cost $7,078,756)                              7,050,920
                                                                -------------
                     SHORT-TERM INVESTMENTS 3.4%
                     (Variable Rate)

        253,591      UMB Bank Money Market Fiduciary                  253,591
                                                                -------------
                     Total Short-Term Investments
                     (cost $253,591)                                  253,591
                                                                -------------
                     Total Investments 98.3%
                     (cost $7,332,347)                              7,304,511

                     Cash and Other Assets,
                     less Liabilities 1.7%                            122,373
                                                                -------------
                     NET ASSETS 100.0%                             $7,426,884
                                                                =============

      See notes to financial statements.


     WASATCH FUNDS
     STATEMENTS OF ASSETS AND LIABILITIES
     SEPTEMBER 30, 1996


     ---------------------------------------------------------------------------
                                                       AGGRESSIVE
                                                         EQUITY        MICRO-CAP
                                                          FUND            FUND
     ---------------------------------------------------------------------------

     ASSETS:
      Investments, at market value
        Nonaffiliated issuers (cost $193,277,382,
         $79,848,096, $94,172,920, $111,676,155
         and $7,332,347, respectively)             $239,217,629      $87,162,331
        Affiliated issuers (cost $15,807,619,
         $7,019,792,$0, $0 and $0, respectively)     13,839,900        6,138,669
      Receivable for investment securities sold         708,075        1,301,750
      Interest and dividends receivable                 369,967           22,526
      Prepaid expenses and other assets                  39,539           17,403
      Receivable from adviser                                 -            9,323
                                                   ------------     ------------
        Total Assets                                254,175,110       94,652,002
                                                   ------------     ------------
     LIABILITIES:
      Payable for securities purchased                  682,860          546,239
      Accrued investment advisory fee                    55,549           41,094
      Accrued expenses                                  117,714           60,915
                                                   ------------     ------------
        Total Liabilities                               856,123          648,248
                                                   ------------     ------------

     NET ASSETS                                    $253,318,987      $94,003,754
                                                   ============     ============

     NET ASSETS CONSIST OF:
      Capital stock                                $     10,480      $    29,817
      Paid-in-capital in excess of par              204,031,396       83,509,575
      Undistributed net investment income                     -                -
      Undistributed net realized gain (loss)
        on investments                                5,304,583        4,031,250
      Net unrealized appreciation (depreciation)
        on investments                               43,972,528        6,433,112
                                                   ------------     ------------
     Net Assets                                    $253,318,987      $94,003,754
                                                   ============     ============
     CAPITAL STOCK, $.001 PAR VALUE:
      Authorized                                    100,000,000      100,000,000
      Issued and outstanding                         10,479,701       29,817,167
     NET ASSET VALUE REDEMPTION PRICE                    $24.17            $3.15
       AND OFFERING PRICE PER SHARE                     =======            =====



     See notes to financial statements.

     STATEMENTS OF ASSETS AND LIABILITIES (cont'd)

                                                                          U.S.
                                                GROWTH       MID-CAP    TREASURY
                                                 FUND          FUND       FUND
     --------------------------------------------------------------------------

     ASSETS:
     Investments, at market value
        Nonaffiliated issuers (cost
            $193,277,382,$79,848,096,
            $94,172,920, $111,676,155 and
            $7,332,347, respectively)     $102,949,198  $128,905,223  $7,304,511
        Affiliated issuers (cost
            $15,807,619, $7,019,792,
            $0, $0 and $0, respectively)             -             -           -
        Receivable for investment securities
            sold                             1,582,563       150,506           -
        Interest and dividends receivable      213,546        20,925      97,733
        Prepaid expenses and other assets       27,428        25,058       9,611
        Receivable from adviser                  5,014         5,003      19,632
                                             ---------     ---------   ---------
            Total Assets                   104,777,749   129,106,715   7,431,487
                                             ---------     ---------   ---------
     LIABILITIES:
        Payable for securities purchased       467,383       505,900           -
        Accrued investment advisory fee         22,671        35,064         805
        Accrued expenses                        51,053        75,421       3,798
                                             ---------     ---------   ---------
            Total Liabilities                  541,107       616,385       4,603
                                             ---------     ---------   ---------
     NET ASSETS
                                          $104,236,642  $128,490,330  $7,426,884
                                          ============  ============  ==========
     NET ASSETS CONSIST OF:
        Capital stock                     $      5,933  $      7,158  $      727
        Paid-in-capital in excess of par    91,419,444   119,279,990   7,450,541
        Undistributed net investment
         income                                204,038             -      70,417
        Undistributed net realized gain (loss)
          on investments                     3,830,949   (8,025,886)    (66,965)
        Net unrealized appreciation
          (depreciation) on investments      8,776,278    17,229,068    (27,836)
                                             ---------     ---------   ---------
        Net Assets                        $104,236,642  $128,490,330  $7,426,884
                                          ============  ============  ==========
     CAPITAL STOCK, $.001 PAR VALUE:
        Authorized                         100,000,000   100,000,000 100,000,000
        Issued and outstanding               5,933,434     7,158,391     727,602

     NET ASSET VALUE, REDEMPTION PRICE
       AND OFFERING PRICE PER SHARE             $17.57        $17.95      $10.21
                                                ======        ======      ======
     See notes to financial statements.


     WASATCH FUNDS
     STATEMENTS OF OPERATIONS
     FOR THE YEAR ENDED SEPTEMBER 30, 1996

     ---------------------------------------------------------------------------
                                                  AGGRESSIVE
                                                    EQUITY            MICRO-CAP
                                                     FUND                FUND
     ---------------------------------------------------------------------------
     INVESTMENT INCOME:
        Interest                                     $  382,178       $  375,870
        Dividends                                     2,049,669          263,006
                                                     ----------       ----------
                                                      2,431,847          638,876
                                                     ----------       ----------
     EXPENSES:
        Investment advisory fee                       2,861,337        1,313,728
        Shareholder servicing fees                      654,422          217,957
        Fund administration and accounting fees         420,448           96,521
        Reports to shareholders                         163,564           34,326
        Custody fees                                     61,789           21,771
        Federal and state registration fees              54,059           51,210
        Legal fees                                       27,838            9,739
        Audit fees                                       14,100            5,193
        Directors' fees                                   6,110            1,175
        Pricing fees                                      2,818            1,731
        Other                                            14,633            2,188
                                                      ---------        ---------
        Total expenses before reimbursement           4,281,118        1,755,539
        Reimbursement of expenses by adviser                  -        (113,105)
                                                      ---------        ---------
        Net expenses                                  4,281,118        1,642,434
                                                      ---------        ---------
     NET INVESTMENT INCOME (LOSS)                   (1,849,271)      (1,003,558)
                                                    -----------      -----------
     REALIZED AND UNREALIZED GAIN (LOSS):
       Net realized gain (loss) on investments       10,202,825        5,035,561
       Change in unrealized appreciation/
         depreciation on investments               (13,631,797)        4,725,256
                                                  -------------      -----------
       Net gain (loss) on investments               (3,428,972)        9,760,817
                                                  -------------      -----------
     NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM
       OPERATIONS                                  $(5,278,243)       $8,757,259
                                                   ============       ==========


     See notes to financial statements.


     STATEMENTS OF OPERATIONS (cont'd)

                                                                            U.S.
                                             GROWTH        MID-CAP      TREASURY
                                              FUND           FUND         FUND
     ---------------------------------------------------------------------------

     INVESTMENT INCOME:
      Interest                           $  351,586     $  642,082      $341,495
      Dividends                           1,247,244         69,987             -
                                         ----------     ----------    ----------
                                          1,598,830        712,069       341,495
                                         ----------     ----------    ----------
     EXPENSES:
      Investment advisory fee               839,865      1,861,206        27,810
      Shareholder servicing fees            174,755        398,737        11,913
      Fund administration and accounting
         fees                               123,411        218,791         8,200
      Reports to shareholders                44,041         88,945         6,910
      Custody fees                           17,683         31,197         1,186
      Federal and state registration fees    44,927         62,733        18,939
      Legal fees                             12,765         14,591        13,647
      Audit fees                              6,660          8,768         3,484
      Directors' fees                         1,490          3,199            83
      Pricing fees                            1,609          1,389           462
      Other                                   3,014          6,338             6
                                          ---------      ---------      --------
      Total expenses before
       reimbursement                      1,270,220      2,695,894        92,640
      Reimbursement of expenses
       by adviser                          (10,572)       (90,368)      (41,168)
                                          ---------      ---------     ---------
      Net expenses                        1,259,648      2,605,526        51,472
                                          ---------      ---------     ---------


     NET INVESTMENT INCOME (LOSS)           339,182    (1,893,457)       290,023
                                          ---------    -----------     ---------

     REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on
        investments                       4,300,860    (6,760,269)        19,162
      Change in unrealized
        appreciation/depreciation
        on investments                    2,666,547      5,203,852      (67,058)
                                          ---------      ---------     ---------
      Net gain (loss) on investments      6,967,407    (1,556,417)      (47,896)
                                          ---------    -----------     ---------
     NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                         $7,306,589   $(3,449,874)      $242,127
                                         ==========   ============     =========

     See notes to financial statements.



     WASATCH FUNDS
     STATEMENTS OF CHANGES IN NET ASSETS

     ---------------------------------------------------------------------------
                                                    AGGRESSIVE EQUITY FUND
                                                    Year ended September 30,
                                                  1996                   1995
     ---------------------------------------------------------------------------

     OPERATIONS:
      Net investment income (loss)           $   (1,849,271)        $  (529,243)
      Net realized gain (loss) on
        investments                               10,202,825           2,696,275
      Change in unrealized appreciation/
        depreciation on investments             (13,631,797)          54,953,184
                                              --------------       -------------
      Net increase (decrease) in net assets
        resulting from operations                (5,278,243)          57,120,216
                                              --------------       -------------

     DIVIDENDS PAID FROM:
      Net investment income                                -                   -
      Net realized gains                         (6,568,893)         (4,403,597)
                                              --------------       -------------
                                                 (6,568,893)         (4,403,597)
                                              --------------       -------------

     CAPITAL SHARE TRANSACTIONS:
      Shares sold                                 67,968,096         246,050,188
      Shares issued to holders in
        reinvestment of dividends                  6,096,326           4,262,844
                                              --------------       -------------
                                                  74,064,422         250,313,032

      Shares redeemed                          (114,209,328)        (44,087,768)
                                              --------------       -------------
      Net increase (decrease)                   (40,144,906)         206,225,264
                                              --------------       -------------

     TOTAL INCREASE (DECREASE) IN NET ASSETS    (51,992,042)         258,941,883

     NET ASSETS:
      Beginning of period                        305,311,029          46,369,146
                                              --------------       -------------
      End of period                             $253,318,987        $305,311,029
                                              ==============       =============
      Undistributed net investment income
        included in net assets at end of
        period                                             -                   -
                                              ==============       =============
     <F10> Commencement of operations.



     See notes to financial statements.



     STATEMENTS OF CHANGES IN NET ASSETS (cont'd)

     ---------------------------------------------------------------------------
                               MICRO-CAP FUND                  GROWTH FUND
                              Year       June 19,                   Year
                             ended       1995<F10>           ended September 30,
                     September30,1996 to September 30, 1995  1996           1995
     ---------------------------------------------------------------------------
     OPERATIONS:
      Net investment income
        (loss)               $ (1,003,558)  $  (19,989)  $  339,182     $ 57,262
      Net realized gain (loss)
        on investments          5,035,561         (753)   4,300,860      736,267
      Change in unrealized
        appreciation/
        depreciation on
        investments             4,725,256    1,707,856    2,666,547    6,268,326
                             ------------   ----------   ----------   ----------
      Net increase (decrease)
        innet assets resulting
        from operatio           8,757,259    1,687,114    7,306,589    7,061,855
                             ------------   ----------   ----------   ----------

     DIVIDENDS PAID FROM:
      Net investment income             -            -    (190,396)            -
      Net realized gains                -            -  (1,105,143)  (2,878,781)
                             ------------   ----------   ----------   ----------
                                                        (1,295,539)  (2,878,781)

     CAPITAL SHARE TRANSACTIONS:
      Shares sold             98,979,879    24,358,929   97,935,584   40,273,774
      Shares issued to holders
        in reinvestment
        of dividends                   -             -    1,219,162    2,805,588
                           -------------    ----------   ----------   ----------
                              98,979,879    24,358,929   99,154,746   43,079,362



      Shares redeemed        (39,101,525)     (677,902) (54,462,619) (4,947,865)
                            -------------    ----------  -----------  ----------
      Net increase
        (decrease)             59,878,354   23,681,027   44,692,127   38,131,497
                            -------------   ----------   ----------   ----------
     TOTAL INCREASE (DECREASE)
       IN NET ASSETS           68,635,613   25,368,141   50,703,177   42,314,571

     NET ASSETS:
      Beginning of period      25,368,141            -   53,533,465   11,218,894
                            -------------   ----------   ----------   ----------
      End of period           $94,003,754  $25,368,141 $104,236,642  $53,533,465
                            =============  =========== ============  ===========
      Undistributed net investment
        income included in net assets
        at end of period                -           -   $  204,038     $  57,262
                            ============= ===========  ===========   ===========

<F10> Commencement of operations.

     See notes to financial statements.



     WASATCH FUNDS
     STATEMENTS OF CHANGES IN NET ASSETS

     ---------------------------------------------------------------------------
                                    MID-CAP FUND           U.S. TREASURY FUND
                              Year ended September 30,  Year ended September 30,
                                  1996        1995            1996         1995
     ---------------------------------------------------------------------------

     OPERATIONS:
      Net investment income
        (loss)           $ (1,893,457)      $ (135,323)  $ 290,023    $ 198,688
      Net realized gain
        (loss) on
        investments        (6,760,269)         417,714      19,162      (35,783)
      Change in unrealized
        appreciation/
        depreciation on
        investments         5,203,852       12,017,873     (67,058)     167,864
                         ------------     ------------   ----------   ---------
      Net increase
        (decrease) in
        net assets
        resulting from
        operations        (3,449,874)       12,300,264     242,127      330,769
                         ------------     ------------  ----------    ---------

     DIVIDENDS PAID FROM:
      Net investment
        income                      -                -    (371,160)    (183,919)
      Net realized
        gains             (1,324,019)          (2,697)           -             -
                         ------------     ------------  ----------    ----------
                          (1,324,019)          (2,697)    (371,160)    (183,919)
                         ------------     ------------  ----------    ----------

     CAPITAL SHARE TRANSACTIONS:
      Shares sold        182,179,742       93,354,746    5,609,929    1,362,975
      Shares issued
        to holders in
        reinvestment of
        dividends          1,239,102            2,678      359,319      179,666
                        ------------     ------------  ----------    ----------
                         183,418,844       93,357,424    5,969,248    1,542,641
      Shares redeemed   (148,760,098)      (8,140,574)  (2,448,554)    (904,145)
                        ------------     ------------   ----------   ----------
      Net increase        34,658,746       85,216,850    3,520,694      638,496
                        ------------     ------------   ----------   ----------

     TOTAL INCREASE IN
        NET ASSETS        29,884,853       97,514,417    3,391,661      785,346
     NET ASSETS:
      Beginning of
        period            98,605,477        1,091,060    4,035,223    3,249,877
                        ------------     ------------   ----------   ----------
      End of period     $128,490,330      $98,605,477   $7,426,884   $4,035,223
                        ============     ============  ===========   ==========
      Undistributed net
        investment income
        included in net
        assets at end of
        period                   -                  -    $  70,417   $  151,554
                      ============       ============  ===========   ==========


     See notes to financial statements.


     WASATCH FUNDS
     FINANCIAL HIGHLIGHTS


                                                    AGGRESSIVE EQUITY FUND
                                                    Year ended September 30,
                                                1996           1995         1994
     ---------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD                              $25.00         $19.96       $19.75
     INCOME (LOSS) FROM INVESTMENT
      OPERATIONS:
     Net investment income (loss)            (0.18)         (0.04)        (0.02)
     Net realized and unrealized
      gains (losses) on securities           (0.11)           6.59         1.33
                                            -------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS        (0.29)           6.55         1.31
     LESS DISTRIBUTIONS:
     Distributions from capital gains        (0.54)         (1.51)        (1.10)
                                            -------         ------       ------
     TOTAL DISTRIBUTIONS                     (0.54)         (1.51)        (1.10)
                                            -------         ------       ------
     NET ASSET VALUE, END OF PERIOD          $24.17        $25.00        $19.96
                                            =======        =======       ======


     TOTAL RETURN                           (1.09)%         35.19%        6.85%

     SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period
      (in thousands)                       $253,319       $305,311      $46,369
     Ratio of expenses to average net
      assets<F11>                             1.50%          1.47%        1.50%
     Ratio of net income (loss) to
      average net assets<F11>               (0.65)%        (0.37)%      (0.67)%
     Portfolio turnover rate                    73%            29%          64%
     Average commission rate paid
      on portfolio investment
      transactions<F12>                    $0.0480            N/A          N/A

<F11> Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, except for the years ended September 30, 1996 and 1995 where there were no reimbursements, the ratio of expenses to average net assets for the years ending September 30, 1994 through September 30, 1990 would be 1.52%, 1.64%, 1.69%, 1.67% and 1.75%, respectively, and the ratio of net income (loss) to average net assets would be (0.69)%, (0.92)%, (0.59)%,(0.52)% and (0.27)%, respectively.
<F12> Disclosure required by the Securities Exchange Commission beginning
      1996.

     See notes to financial statements.




     FINANCIAL HIGHLIGHTS (cont'd)


                                                    AGGRESSIVE EQUITY FUND
                                                   Year ended September 30,
                                              1993      1992      1991      1990
     ---------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD                             $15.23    $16.42   $  9.77    $10.92
     INCOME (LOSS) FROM INVESTMENT
      OPERATIONS:
     Net investment income (loss)           (0.09)    (0.03)    (0.04)      0.01
     Net realized and unrealized
      gains (losses) on securities            5.40    (0.26)      6.69    (1.16)
                                           -------   -------   -------   -------
     TOTAL FROM INVESTMENT OPERATIONS         5.31    (0.29)      6.65    (1.15)

     LESS DISTRIBUTIONS:
     Distributions from capital gains       (0.79)    (0.90)         -         -
                                           -------   -------   -------   -------
     TOTAL DISTRIBUTIONS                    (0.79)    (0.90)         -         -
                                           -------   -------   -------   -------
     NET ASSET VALUE, END OF PERIOD         $19.75    $15.23    $16.42   $  9.77
                                           =======    ======    ======   =======
     TOTAL RETURN                           35.73%   (2.30)%    68.07%  (10.53)%

     SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period
       (in thousands)                      $23,293   $12,542    $7,588    $2,767
     Ratio of expenses to average
       net assets<F11>                       1.50%     1.51%     1.51%     1.56%
     Ratio of net income (loss) to average
       net assets<F11>                     (0.77)%   (0.41)%   (0.36)%     0.08%
     Portfolio turnover rate                   70%       32%       41%       74%
     Average commission rate paid on
      portfolio investment transactions<F12>   N/A       N/A       N/A       N/A

<F11> Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, except for the years ended September 30, 1996 and 1995 where there were no reimbursements, the ratio of expenses to average net assets for the years ending September 30, 1994 through September 30, 1990 would be 1.52%, 1.64%, 1.69%, 1.67% and 1.75%, respectively, and the ratio of net income (loss) to average net assets would be (0.69)%, (0.92)%, (0.59)%,(0.52)% and (0.27)%, respectively.
<F12> Disclosure required by the Securities Exchange Commission beginning
      1996.

     See notes to financial statements.


     WASATCH FUNDS
     FINANCIAL HIGHLIGHTS (cont'd)

                                            AGGRESSIVE EQUITY FUND (cont'd.)
                                         Year ended          Dec. 6, 1986<F13>
                                         September 30,            through
                                      1989           1988     Sept. 30, 1987
     -------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD                        $ 9.07     $11.76           $10.00

     INCOME (LOSS) FROM INVESTMENT
      OPERATIONS:
     Net investment income (loss)      (0.01)      0.03             0.02
     Net realized and unrealized
      gains (losses) on securities      1.91      (1.66)            1.74
                                       -------   --------         -------
     TOTAL FROM INVESTMENT OPERATIONS    1.90     (1.63)            1.76
     LESS DISTRIBUTIONS:
     Dividends from net investment
      income                           (0.05)     (0.01)                -
     Distributions from capital
      gains                                  -    (1.05)                -
                                       -------   --------         -------
     TOTAL DISTRIBUTIONS               (0.05)     (1.06)                -
                                       -------   --------         -------
     NET ASSET VALUE, END OF PERIOD    $10.92     $  9.07          $11.76
                                       =======   ========         ========

     TOTAL RETURN<F14>                 21.09%    (13.17)%          17.60%

     SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period
      (in thousands)                  $1,191      $833            $1,266
     Ratio of expenses to average
      net assets<F15>                  1.50%      1.50%           1.26%<F14>
     Ratio of net income
      (loss) to average
      net assets<F15>                 (0.12)%     0.30%           0.16%
     Portfolio turnover rate             82%        71%             58%
     Average commission rate
      paid on portfolio
      investment transactions<F16>      N/A        N/A             N/A


<F13> Commencement of operations.
<F14> Not annualized for periods less than a year.
<F15> Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets for the Aggressive Equity Fund would be 1.91%, 2.03% and 1.36%, respectively, and the ratio of net income (loss) to average net assets would be (0.55)%, (0.22)% and 0.06%, respectively. The ratio of expenses to average net assets for the Micro-Cap Fund would be 2.67% and 3.40%, respectively, and the ratio of net loss to average net assets would be (1.70)% and (1.66)%, respectively.
      <F16> Disclosure required by the Securities Exchange Commission beginning
      1996.

     See notes to financial statements.



     FINANCIAL HIGHLIGHTS (cont'd)

                                                 MICRO-CAP FUND
                                          Year ended          June 19, 1995<F13>
                                         September 30,              through
                                             1996               Sept. 30, 1995
     ---------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD                              $2.72                    $2.00

     INCOME (LOSS) FROM INVESTMENT
      OPERATIONS:
     Net investment income (loss)            (0.03)                     -
     Net realized and unrealized
      gains (losses) on securities            0.46                     0.72
                                            ------                   ------
     TOTAL FROM INVESTMENT OPERATIONS         0.43                     0.72

     LESS DISTRIBUTIONS:
     Dividends from net investment income        -                        -
     Distributions from capital gains            -                        -
                                            ------                   ------
     TOTAL DISTRIBUTIONS                         -                        -
                                            ------                   ------
     NET ASSET VALUE, END OF PERIOD          $3.15                    $2.72
                                            ======                   ======

     TOTAL RETURN<F14>                      15.81%                   36.00%

     SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period
      (in thousands)                      $94,004                  $25,368
     Ratio of expenses to average net
      assets<F15>                            2.50%                    2.50%
     Ratio of net income (loss) to average
      net assets<F15>                       (1.53)%                  (0.76)%
     Portfolio turnover rate                   84%                       0%
     Average commission rate paid on
       portfolio investment
       transactions<F16>                    $0.0446                    N/A



<F13> Commencement of operations.
<F14> Not annualized for periods less than a year.
<F15> Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets for the Aggressive Equity Fund would be 1.91%, 2.03% and 1.36%, respectively, and the ratio of net income (loss) to average net assets would be (0.55)%, (0.22)% and 0.06%, respectively. The ratio of expenses to average net assets for the Micro-Cap Fund would be 2.67% and 3.40%, respectively, and the ratio of net loss to average net assets would be (1.70)% and (1.66)%, respectively.
      <F16> Disclosure required by the Securities Exchange Commission beginning
      1996.

     See notes to financial statements.


     WASATCH FUNDS
     FINANCIAL HIGHLIGHTS (cont'd)

                                                          GROWTH FUND
                                                   Year Ended September 30,
                                              1996      1995      1994      1993
     ---------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD                             $15.97    $15.30    $15.68    $13.64

     INCOME (LOSS) FROM INVESTMENT
      OPERATIONS:
     Net investment income (loss)             0.07      0.02    (0.14)    (0.08)
     Net realized and unrealized
      gains (losses) on securities            1.87      4.59      0.71      3.21
                                            ------    ------    ------    ------
     TOTAL FROM INVESTMENT OPERATIONS         1.94      4.61      0.57      3.13

     LESS DISTRIBUTIONS:
     Dividends from net investment income   (0.05)         -         -         -
     Distributions from capital gains       (0.29)    (3.94)    (0.95)    (1.09)
                                            ------    ------    ------    ------
     TOTAL DISTRIBUTIONS                    (0.34)    (3.94)    (0.95)    (1.09)
                                            ------    ------    ------    ------
     NET ASSET VALUE, END OF PERIOD         $17.57    $15.97    $15.30    $15.68
                                            ======    ======    ======    ======
     TOTAL RETURN<F18>                      12.39%    39.76%     3.75%    23.57%

     SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period
      (in thousands)                      $104,237   $53,533   $11,219   $17,619
     Ratio of expenses to average
      net assets<F18><F19>                   1.50%     1.50%     1.50%     1.50%
     Ratio of net income (loss) to average
      net assets<F19>                        0.40%     0.29%   (0.51)%   (0.55)%
     Portfolio turnover rate                   62%       88%      163%      104%
     Average commission rate paid
      on portfolio investment
      transactions<F20>                   $0.0476       N/A       N/A       N/A

<F17> Commencement of operations.
<F18> Not annualized for periods less than a year.
<F19) Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.51%, 1.58%, 1.64%, 1.61%, 1.67%, 1.66%, 2.02%, 1.89%, 1.91% and 1.37%,
      respectively, and the ratio of net income (loss) to average net assets would be 0.39%, 0.21%,(0.64)%, (0.66)%, (0.03)%, 0.36%, 1.29%, 0.96%,
      0.80% and 0.06%, respectively.
<F20> Disclosure required by the Securities Exchange Commission beginning
      1996.

     See notes to financial statements.


     FINANCIAL HIGHLIGHTS (cont'd)

                                                           GROWTH FUND(cont'd)

                                                               Dec. 6, 1986<F17>
                                   Year ended September 30,           through
                              1992    1991   1990   1989   1988   Sept. 30, 1987
     ---------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD               $15.01 $10.73  $11.39 $  9.48   $11.47    $10.00

     INCOME (LOSS) FROM
      INVESTMENT OPERATIONS:
     Net investment income
     (loss)                    (0.02)  0.08    0.10    0.13     0.10      0.01
     Net realized and unrealized
      gains (losses) on
      securities               (0.45)   5.16  (0.65)    1.89   (1.67)      1.46
                              ------  ------ -------  ------  ------     ------
     TOTAL FROM INVESTMENT
      OPERATIONS               (0.47)   5.24  (0.55)    2.02   (1.57)      1.47

     LESS DISTRIBUTIONS:
     Dividends from net
      investment income        (0.04) (0.16)  (0.11)  (0.11)   (0.02)         -
     Distributions from
      capital gains            (0.86) (0.80)       -       -   (0.40)         -
                              ------  ------ -------  ------  ------     ------
     TOTAL DISTRIBUTIONS       (0.90) (0.96)  (0.11)  (0.11)   (0.42)         -
                              ------  ------ -------  ------  ------     ------
     NET ASSET VALUE,
      END OF PERIOD            $13.64 $15.01  $10.73  $11.39  $  9.48    $11.47
                               ====== ======  ======  ======   ======    ======
     TOTAL RETURN<F18>        (3.61)% 51.90% (4.82)%  21.60% (13.39)%    14.70%


     SUPPLEMENTAL DATA AND
      RATIOS:
     Net assets, end of
      period (in thousands)  $14,243 $11,651  $4,574  $3,378   $2,605    $2,699
     Ratio of expenses
      to average net
      assets<F18><F19>          1.49%  1.51%   1.87%   1.50%    1.50%      1.25%
     Ratio of net income
      (loss) to average
      net assets<F19>           0.15%  0.51%   1.45%   1.37%    1.21%      0.18%
     Portfolio turnover rate      40%    37%     69%     63%      88%        50%
     Average commission rate
      paid on portfolio investment
      transactions<F20>           N/A    N/A     N/A     N/A     N/A        N/A

<F17> Commencement of operations.
<F18> Not annualized for periods less than a year.
<F19> Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.51%, 1.58%, 1.64%, 1.61%, 1.67%, 1.66%, 2.02%, 1.89%, 1.91% and 1.37%,
      respectively, and the ratio of net income (loss) to average net assets would be 0.39%, 0.21%,(0.64)%, (0.66)%, (0.03)%, 0.36%, 1.29%, 0.96%,
      0.80% and 0.06%, respectively.
<F20> Disclosure required by the Securities Exchange Commission beginning
      1996.


     See notes to financial statements.




     WASATCH FUNDS
     FINANCIAL HIGHLIGHTS (cont'd)


                               MID-CAP FUND                 MID-CAP FUND
                          Year ended September 30,  Year ended  Aug.16,1992<F21>
                                                   September 30,     through
                           1996      1995     1994       1993     Sept. 30, 1992
     ---------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD          $18.61    $11.02   $10.51     $  9.93         $10.00

     INCOME (LOSS) FROM
      INVESTMENT OPERATIONS:
     Net investment income
      (loss)             (0.26)    (0.02)   (0.27)      (0.07)              -
     Net realized and
      unrealized gains
      (losses) on
      securities         (0.21)      7.64     0.78        0.65         (0.07)
                         ------    ------   ------      ------         ------
     TOTAL FROM INVESTMENT
      OPERATIONS         (0.47)      7.62     0.51        0.58         (0.07)

     LESS DISTRIBUTIONS:
     Distributions from
      capital gains      (0.19)    (0.03)        -           -              -
                         ------    ------   ------      ------         ------
     TOTAL DISTRIBUTIONS (0.19)    (0.03)        -           -              -
                         ------    ------   ------      ------         ------

     NET ASSET VALUE,
      END OF PERIOD      $17.95    $18.61   $11.02      $10.51        $  9.93
                         ======    ======   ======      ======        =======

     TOTAL RETURN<F22>  (2.54)%    69.24%    4.85%       5.85%        (0.70)%

     SUPPLEMENTAL DATA
      AND RATIOS:
     Net assets, end
      of period
      (in thousands)   $128,490   $98,605   $1,091      $2,451           $148
     Ratio of expenses
      to average net
      assets<F22><F23>    1.75%     1.75%    1.75%       1.74%          1.56%
     Ratio of net income
      (loss) to average
      net assets<F23>   (1.27)%   (0.71)%  (1.19)%     (0.86)%        (0.38)%
     Portfolio turnover
      rate                 121%       46%     213%        113%            40%
     Average commission
      rate paid on
      portfolio investment
      transactions<F24> $0.0500       N/A      N/A         N/A           N/A


<F21> Commencement of operations.
<F22> Not annualized for periods less than a year.
<F23> Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.81%, 1.94%, 3.33%, 2.69% and 7.65%, respectively, and the ratio of net loss to average net assets would be (1.33)%, (0.90)%, (2.76)%, (1.81)% and
      (6.47)%, respectively.
<F24> Disclosure required by the Securities Exchange Commission beginning
      1996.

     See notes to financial statements.


     WASATCH FUNDS
     FINANCIAL HIGHLIGHTS (cont'd)

                                                     U.S. TREASURY FUND
                                                   Year ended September 30,
                                             1996       1995      1994     1993
     ---------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD                             $10.50    $10.09    $10.42    $11.17

     INCOME (LOSS) FROM INVESTMENT
      OPERATIONS:
     Net investment income (loss)             0.44      0.56      0.55      0.55
     Net realized and unrealized
      gains (losses) on securities            0.01      0.44    (0.40)    (0.17)
                                           -------   -------   -------   -------
     TOTAL FROM INVESTMENT OPERATIONS         0.45      1.00      0.15      0.38

     LESS DISTRIBUTIONS:
     Dividends from net investment income   (0.74)    (0.59)    (0.46)    (0.53)
     Distributions from capital gains            -         -    (0.02)    (0.60)
                                           -------   -------   -------   -------
     TOTAL DISTRIBUTIONS                    (0.74)    (0.59)    (0.48)    (1.13)
                                           -------   -------   -------   -------

     NET ASSET VALUE, END OF PERIOD         $10.21    $10.50    $10.09    $10.42
                                           =======   =======   =======   =======

     TOTAL RETURN<F26>                       4.42%    10.46%     1.51%     3.80%

     SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period
      (in thousands)                        $7,427    $4,035    $3,250    $3,748
     Ratio of expenses to average
      net assets<F26><F27>                   0.93%     1.00%     1.00%     1.00%
     Ratio of net income (loss) to average
      net assets<F27>                        5.21%     5.88%     5.15%     4.60%
     Portfolio turnover rate                   30%       43%       45%       46%


<F25> Commencement of operations.
<F26> Not annualized for the period ended September 30, 1987.
<F27> Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.67%, 1.59%,1.39%, 1.35%, 1.20%, 1.20%, 1.57%, 1.42%, 1.35% and 1.20%,
      respectively, and the ratio of net income to average net assets would be 4.47%, 5.29%, 4.76%, 4.24%, 4.71%, 6.59%, 9.75%, 7.82%, 8.06% and
      5.70%, respectively.

     See notes to financial statements.


      FINANCIAL HIGHLIGHTS (cont'd)

                                                 U.S. TREASURY FUND (cont'd)
                                                               Dec. 6, 1986<F25>
                                   Year ended September 30,          through
                             1992    1991    1990    1989   1988  Sept. 30, 1987
     ---------------------------------------------------------------------------

     NET ASSET VALUE, BEGINNING
      OF PERIOD              $11.14 $10.13  $10.61  $10.64  $10.19      $10.00

     INCOME (LOSS) FROM
     INVESTMENT OPERATIONS:
     Net investment
      income (loss)          (0.03)   0.58    0.69    1.25    0.81        0.39
     Net realized and
      unrealized gains
      (losses) on
      securities               0.94   1.24  (0.19)  (0.06)    0.25      (0.20)
                             ------ ------ ------  ------   ------     ------
     TOTAL FROM INVESTMENT
      OPERATIONS               0.91   1.82    0.50    1.19    1.06        0.19

     LESS DISTRIBUTIONS:
     Dividends from net
      investment income      (0.56) (0.81)  (0.69)  (1.22)  (0.61)          -
     Distributions from
      capital gains          (0.32)      -  (0.29)       -       -          -
                             ------ ------ ------  ------   ------     ------

     TOTAL DISTRIBUTIONS     (0.88) (0.81)  (0.98)  (1.22)  (0.61)          -
                             ------ ------ ------  ------   ------     ------


     NET ASSET VALUE,
      END OF PERIOD          $11.17 $11.14  $10.13  $10.61  $10.64     $10.19
                             ====== ======  ======  ======  ======     ======

     TOTAL RETURN<F26>        8.44% 18.74%   4.87%  12.50%  10.84%      1.90%

     SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period
      (in thousands)         $5,234 $3,540  $1,771  $1,119    $816       $504
     Ratio of expenses to
       average net
       assets<F26><F27>       1.00%  1.01%   1.32%   0.99%   0.95%      0.94%
     Ratio of net income (loss)
      to average net
      assets<F27>             4.90%  6.79%  10.00%   8.25%   8.47%      5.97%
     Portfolio turnover rate    95%    66%     71%     29%     30%          -

<F25> Commencement of operations.
<F26> Not annualized for the period ended September 30, 1987.
<F27> Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.67%, 1.59%, 1.39%, 1.35%, 1.20%, 1.20%, 1.57%, 1.42%, 1.35% and 1.20%,
      respectively, and the ratio of net income to average net assets would be 4.47%, 5.29%, 4.76%, 4.24%, 4.71%, 6.59%, 9.75%, 7.82%, 8.06% and
      5.70%, respectively.

     See notes to financial statements.



     WASATCH FUNDS

     NOTES TO FINANCIAL STATEMENTS
     SEPTEMBER 30, 1996

     1. ORGANIZATION
        Wasatch Funds, Inc., formerly Wasatch Advisors Funds, Inc., was incorporated on November 18,1986 under the laws of the State of Utah and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Aggressive Equity, Micro-Cap and Mid-Cap Funds are non-diversified portfolios and the Growth and Wasatch-Hoisington U.S. Treasury (formerly Income) ("U.S. Treasury") Funds are diversified portfolios of Wasatch Funds, Inc. The Aggressive Equity Fund, Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986. The Mid-Cap Fund commenced operations on August 16, 1992 and the Micro-Cap Fund commenced operations on June 19, 1995. The Aggressive Equity, Micro-Cap, Growth, Mid-Cap and Wasatch-Hoisington U.S. Treasury Funds (the "Funds") have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment adviser.

        Wasatch Funds, Inc. is authorized to issue 100,000,000 shares of Series A common stock (Aggressive Equity Fund), 100,000,000 shares of Series B common stock (Growth Fund), 100,000,000 shares of Series C common stock (U.S. Treasury Fund), 100,000,000 shares of Series D common stock
     (Mid-Cap Fund) and 100,000,000 shares of Series E common stock
     (Micro-Cap Fund) all with a par value of $.001 per share.

     2. SIGNIFICANT ACCOUNTING POLICIES
        The accounting and reporting policies of the Funds conform to generally accepted accounting principles. The following is a summary of the more significant of such policies.

     a) VALUATION OF SECURITIES - Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

     b) INVESTMENT IN SECURITIES - Security transactions are accounted for on the trade date plus one. Gain or loss from sale of investment securities is computed on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.



     Wasatch Funds

     NOTES TO FINANCIAL STATEMENTS
     SEPTEMBER 30, 1996

     c) FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

     d) EXPENSES - The Funds are charged for those expenses that are directly attributable to it, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.

     e) USE OF MANAGEMENT ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires that Management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

     3. DISTRIBUTIONS
        Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified to paid-in capital in excess of par value. Accordingly, at September 30, 1996, reclassifications were recorded to increase/(decrease) undistributed net investment income by $1,849,271, $1,003,558, ($2,010) and $1,893,457; increase/(decrease)
     undistributed net realized gain on investments by $383,597, ($1,003,558), $2,003 and ($194,359); and decrease paid-in-capital in excess of par by $2,232,868, $0, $7 and $1,699,098 for the Aggressive Equity, Micro-Cap, Growth and Mid-Cap Funds, respectively.

     4. CAPITAL STOCK
        Transactions in shares of capital stock were as follows:

                                        Year ended September 30, 1996
                         Aggressive                                       U.S.
                          Equity     Micro-Cap     Growth     Mid-Cap   Treasury
                           Fund        Fund         Fund       Fund       Fund
                         ---------   --------      ------     -------   --------
      Shares sold        2,799,772  33,670,987   5,814,862  10,158,198   547,955
      Dividends
        reinvested         257,555           -      76,725      68,459    35,305
      Shares redeemed  (4,789,910)(13,187,618) (3,309,665) (8,365,863) (239,816)
                       ---------- ----------- ----------- -----------  ---------
      Net increase
        (decrease)     (1,732,583)  20,483,369   2,581,922   1,860,794   343,444
                       ===========  ==========   =========   =========   =======


     WASATCH FUNDS

     NOTES TO FINANCIAL STATEMENTS
     SEPTEMBER 30, 1996

                                      Period ended September 30, 1995
                         Aggressive                                       U.S.
                          Equity     Micro-Cap     Growth     Mid-Cap   Treasury
                           Fund        Fund         Fund       Fund       Fund
                         ---------   --------      ------     -------   --------

      Shares sold       11,583,792   9,592,412   2,724,508   5,698,649   132,150
      Dividends
        reinvested         223,654           -     241,652         230    18,774
      Shares redeemed  (1,917,750)   (258,614)   (347,867)   (500,319)  (88,885)
                       -----------  ----------  ----------   ---------  --------
      Net increase       9,889,696   9,333,798   2,618,293   5,198,560    62,039
                       ===========  ==========  ==========   =========  ========

     5. PURCHASES AND SALES OF SECURITIES
        Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 1996 are summarized below:

                     Aggressive                                           U.S.
                       Equity       Micro-Cap     Growth    Mid-Cap     Treasury
                        Fund          Fund         Fund       Fund        Fund
                      ---------     --------      ------    -------     --------

      Purchases    $206,156,077 $103,378,386 $92,736,015 $205,762,766          -
      Sales         255,699,135   48,970,960  48,536,527  163,906,171    425,875

      The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $7,073,276 and $416,766, respectively. Net gain or loss on securities sold is determined on the identified cost basis which is the same as that used for federal income tax reporting. The U.S. Treasury Fund's basis in investments is the same for income tax and financial reporting purposes. The Aggressive Equity, Micro-Cap, Growth and Mid-Cap Funds' tax basis in their investments is $210,663,977, $87,006,999, $94,530,302 and $112,084,900, respectively. At September 30, 1996, the U.S.
     Treasury Fund had an accumulated net realized capital loss carryover of $31,182 and $35,783 expiring in 2002 and 2003, respectively. To the extent the U.S. Treasury Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended September 30, 1996, 25%, 1% and 14% of dividends paid from taxable income for the Aggressive Equity, Micro-Cap and Growth Funds, respectively, qualify for the dividends received deduction available to corporate shareholders.



     WASATCH FUNDS

     NOTES TO FINANCIAL STATEMENTS
     SEPTEMBER 30, 1996

        As of September 30, 1996, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:

                     Aggressive                                           U.S.
                       Equity       Micro-Cap     Growth    Mid-Cap     Treasury
                        Fund          Fund         Fund       Fund        Fund
                      ---------     --------      ------    -------     --------
     Unrealized
      appreciation  $52,532,336  $13,228,913 $13,018,559  $24,480,835  $ 34,481
     Unrealized
      depreciation  (10,138,784)  (6,934,912) (4,689,674)  (7,660,512)  (62,317)
                    ------------  ----------- -----------  -----------  --------
     Net unrealized
      appreciation
      (depreciation) $42,393,552  $ 6,294,001 $ 8,328,885  $16,820,323 $(27,836)
                     ===========  =========== ===========  =========== =========

     6. INVESTMENT ADVISORY
        The investment policies of the Funds and the management of the Funds' portfolios are administered by the Manager. The Manager paid for the Funds' office space, facilities and certain business equipment in addition to those provided by the Funds' custodian, administrator and transfer agent. The Manager also compensates all officers and directors of the Funds, provided such persons are also employees of the Manager or its affiliates. For the year ended September 30, 1996, management fees for the Aggressive Equity, Micro-Cap, Growth, Mid-Cap and U.S. Treasury Funds were 1.0%, 2.0%, 1.0%, 1.25% and 0.5% of the daily net assets of each portfolio, respectively. The Manager voluntarily agreed to reimburse its management fee to the extent that total expenses exceeded 1.5% of the net assets of the Aggressive Equity Fund, 2.5% of the net assets of the Micro-Cap Fund, 1.5% of the net assets of the Growth Fund, 1.75% of the net assets of the Mid-Cap Fund, and 0.75% (1.0% prior to July 1, 1996), of the net assets of the U.S. Treasury Fund computed on a daily basis. For the year ended September 30, 1996, the Manager reimbursed $113,105 for the Micro-Cap Fund, $10,572 for the Growth Fund, $90,368 for the Mid-Cap Fund, and $41,168 for the U.S. Treasury Fund.

     7. RESTRICTED SECURITIES
        Each Fund may invest up to 5% of its total assets or 10% of its net assets in securities which cannot be readily sold because of legal or contractual restrictions. At the end of the fiscal year, the Aggressive Equity and Mid-Cap Funds held the securities of Drexler Technology Corp.
     (DRXR), a restricted security, valued at 0.2% and 0.8% of total Fund assets, respectively. Registration of these securities is currently pending. The security is currently valued at a discount to the market price of the equivalent unrestricted security. As of October 24, 1996, the restriction was removed from 75,000 shares of the 85,000 shares held by the Mid-Cap Fund.



     WASATCH FUNDS

     NOTES TO FINANCIAL STATEMENTS
     SEPTEMBER 30, 1996

     The following table summarizes Wasatch Funds' holdings in DRXR:

         Fund              Acquisition Date         Value           Cost
        ------            -----------------        ------         ------
      Aggressive
       Equity Fund             12/27/94           $463,250      $160,000
      Mid-Cap Fund             12/27/94            115,813        40,000
      Mid-Cap Fund              6/30/95            868,594       300,000


     8. TRANSACTIONS WITH AFFILIATES
        The following is an analysis of transactions for the year ended September 30, 1996 in the Aggressive Equity and Micro-Cap Funds with "affiliated companies" as defined by the Investment Company Act of 1940:


                                 AGGRESSIVE EQUITY FUND
                                                                       Amount of
                                                           Amount of Gain (Loss)
                                                           Dividends    Realized
                               Share Activity              Credited     on Sale
                           -----------------------         to Income   of Shares
                    Balance                      Balance   in Fiscal   in Fiscal
 Security Name      9/30/95   Purchases  Sales   9/30/96     1996         1996
 -------------      -------   ---------  ------  -------   ---------  ----------
 Active Voice Corp. 100,800    243,400   83,300   260,900         - $(1,257,337)
 Children's Discovery
   Centers of
   America, Inc.    492,200          -  492,200         -         -  (5,173,101)
 Interpore
   International    562,416          -  562,416         -         -    (354,939)
   Mity-Lite, Inc.  157,120          -  157,120         -         -    (207,166)
 National Dentex
   Corp.            178,200     86,500   36,700   228,000         -       90,155
 Thompson PBE, Inc.       -    822,500  161,550   660,950         -    (110,388)


 WASATCH FUNDS

 NOTES TO FINANCIAL STATEMENTS
 SEPTEMBER 30, 1996

                                     MICRO-CAP FUND
                                                                       Amount of
                                                           Amount of Gain (Loss)
                                                           Dividends    Realized
                                 Share Activity            Credited     on Sale
                             ---------------------         to Income   of Shares
                        Balance                  Balance   in Fiscal   in Fiscal
 Security Name      9/30/95   Purchases  Sales   9/30/96     1996         1996
 -------------      -------   ---------  ------  -------   ---------  ----------
 National Dentex
   Corp.            83,950      142,000   9,000   216,950        -      $ 41,780
 Successories, Inc.      -      352,000   6,000   346,000        -      (18,249)



     WASATCH FUNDS

     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Shareholders and Board of Directors of
     Wasatch Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities of Wasatch Funds, Inc. (a Utah corporation, which includes the Wasatch Aggressive Equity Fund, Wasatch Micro-Cap Fund, Wasatch Growth Fund, Wasatch Mid-Cap Fund and Wasatch-Hoisington U.S. Treasury Fund), including the schedules of investments, as of September 30, 1996, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1992 and all prior years presented were audited by other auditors whose report dated November 18, 1992 expressed an unqualified opinion on the financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasatch Funds, Inc. as of September 30, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------
                                             ARTHUR ANDERSEN LLP

     Milwaukee, Wisconsin
     October 29, 1996








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